                                                   As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                     Registration No. 333-118218




                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

                        FS VARIABLE ANNUITY ACCOUNT FIVE

                                SUPPLEMENT TO THE

        SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS DATED JULY 31, 2006 SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS DATED JULY 31, 2006

--------------------------------------------------------------------------------

Effective August 23, 2006, Credit Suisse Asset Management, LLC ("Credit Suisse") will no longer serve as subadviser to a component of the Focus Growth Portfolio. On an interim basis, until a replacement for Credit Suisse is selected, AIG SunAmerica Asset Management Corp. ("AIG SAAMCO"), as investment adviser and manager, will manage that component of the Portfolio.

FOCUS GROWTH PORTFOLIO:

MANAGED BY:

PREVIOUS: Credit Suisse Asset Management, LLC, Janus Capital Management LLC, Marsico Capital Management, LLC.
NEW: AIG SunAmerica Asset Management Corp., Janus Capital Management LLC, Marsico Capital Management, LLC.


Dated:  August 23, 2006


                Please keep this Supplement with your Prospectus

--------------------------------------------------------------------------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        FS VARIABLE ANNUITY ACCOUNT FIVE

                                SUPPLEMENT TO THE
                     SEASONS TRIPLE ELITE ANNUITY PROSPECTUS
                              DATED JULY 31, 2006:

--------------------------------------------------------------------------------


The date of the prospectus and all references in the prospectus to the date of the Statement of Additional Information are hereby changed to September 29, 2006.






Dated: September 29, 2006


                Please keep this Supplement with your Prospectus.

                         (FS Seasons Triple Elite LOGO)
                                   PROSPECTUS
                                 July 31, 2006

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                        FS VARIABLE ANNUITY ACCOUNT FIVE

                                                         SELECT PORTFOLIOS
                               Managed by:
LARGE CAP GROWTH               AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Janus Capital Management LLC.
LARGE CAP COMPOSITE            AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE                AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP GROWTH                 AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP VALUE                  AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Lord, Abbett & Co. LLC.
SMALL CAP                      AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Salomon Brothers Asset Management Inc.
INTERNATIONAL EQUITY           AIG Global Investment Corp., Goldman Sachs Asset Management Int'l., Lord, Abbett & Co. LLC.
DIVERSIFIED FIXED INCOME       AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Wellington Management Company, LLP.
STRATEGIC FIXED INCOME         AIG Global Investment Corp., Franklin Advisers, Inc., Salomon Brothers Asset Management Inc.
CASH MANAGEMENT                Columbia Management Advisors, LLC

                                                        FOCUSED PORTFOLIOS
                               Managed by:
FOCUS GROWTH                   Credit Suisse Asset Management, Inc., Janus Capital Management LLC., Marsico Capital Management,
                               LLC.
FOCUS GROWTH AND INCOME        AIG SunAmerica Asset Management Corp., Marsico Capital Management, LLC., Thornburg Investment
                               Management, Inc.
FOCUS VALUE                    J.P. Morgan Investment Inc., Northern Trust Investments, N.A., Third Avenue Management, LLC.
FOCUS TECHNET                  AIG SunAmerica Asset Management Corp., BAMCO, Inc., RCM Capital Management LLC.

                                               SEASONS MANAGED ALLOCATION PORTFOLIOS
                               Managed by:
ALLOCATION GROWTH              Ibbotson Associates Advisors, LLC.
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

                                                        SEASONS STRATEGIES
                               Managed by:
                               AIG SunAmerica Asset Management Corp., Janus Capital Management LLC, Lord, Abbett & Co. LLC, Putnam
                               Investment Management, LLC., T. Rowe Price, Wellington Management Company, LLP.
GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Growth Portfolio)
MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income/ Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income Portfolio)

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 31, 2006. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 99NY-SUN or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLES..................................................    6
    Maximum Owner Transaction Expenses......................    6
    Separate Account Annual Expenses........................    6
    Additional Optional Feature Fees........................    6
    Underlying Fund Expenses................................    6
EXAMPLES....................................................    7
THE SEASONS TRIPLE ELITE VARIABLE ANNUITY...................    8
PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY..........    9
    Allocation of Purchase Payments.........................    9
    Accumulation Units......................................   10
    Right to Examine........................................   10
    Exchange Offers.........................................   11
INVESTMENT OPTIONS..........................................   11
    Variable Portfolios.....................................   11
    Select and Focused Portfolios...........................   12
    Seasons Managed Allocation Portfolios...................   13
    Seasons Strategies......................................   13
    Seasons Strategy Rebalancing............................   14
    Fixed Accounts..........................................   16
    Dollar Cost Averaging Fixed Accounts....................   16
    Dollar Cost Averaging Program...........................   17
    Transfers During the Accumulation Phase.................   17
    Automatic Asset Rebalancing Program.....................   19
    Return Plus Program.....................................   20
    Voting Rights...........................................   20
    Substitution, Addition or Deletion of Variable
     Portfolios.............................................   20
ACCESS TO YOUR MONEY........................................   20
    Free Withdrawal Provision...............................   21
    Systematic Withdrawal Program...........................   22
    Minimum Contract Value..................................   22
    Qualified Contract Owners...............................   22
OPTIONAL LIVING BENEFITS....................................   22
    MarketLock and MarketLock For Two.......................   22
    MarketLock..............................................   23
    MarketLock For Two......................................   29
    Seasons Income Rewards..................................   33
    Seasons Promise.........................................   38
DEATH BENEFIT...............................................   39
    Extended Legacy Program.................................   40
    Death Benefits Defined Terms............................   40
    Death Benefit Options...................................   41
    Standard Death Benefit..................................   41
    Optional Maximum Anniversary Value Option...............   41
    Spousal Continuation....................................   42
EXPENSES....................................................   42
    Separate Account Expenses...............................   42
    Withdrawal Charges......................................   42
    Underlying Fund Expenses................................   43
    Contract Maintenance Fee................................   43
    Transfer Fee............................................   43
    Optional MarketLock Fee.................................   43
    Optional MarketLock Fee For Two.........................   44
    Optional Seasons Income Rewards Fee.....................   44
    Optional Seasons Promise Fee............................   44
    Optional Maximum Anniversary Value Enhanced Death
     Benefit Fee............................................   44
    Income Taxes............................................   45
    Reduction or Elimination of Fees and Expenses and
     Additional Amounts Credited............................   45
INCOME OPTIONS..............................................   45
    Annuity Date............................................   45
    Annuity Income Options..................................   45
    Transfers During the Income Phase.......................   47
    Deferment of Payments...................................   47
TAXES.......................................................   47
    Annuity Contracts in General............................   47
    Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................   48
    Tax Treatment of Distributions - Qualified Contracts....   48
    Minimum Distributions...................................   49
    Tax Treatment of Death Benefits.........................   50
    Contracts Owned by a Trust or Corporation...............   50
    Gifts, Pledges and/or Assignments of a Contract.........   50
    Diversification and Investor Control....................   50
OTHER INFORMATION...........................................   51
    First SunAmerica........................................   51
    The Separate Account....................................   51
    The General Account.....................................   51
    Payments in Connection with Distribution of the
     Contract...............................................   52
    Administration..........................................   52
    Legal Proceedings.......................................   53
    Financial Statements....................................   53
    Registration Statements.................................   54
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   55
APPENDIX A - CONDENSED FINANCIAL INFORMATION................  A-1
APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION..............................................  B-1
APPENDIX C - OPTIONAL LIVING BENEFIT EXAMPLES...............  C-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date on which you select annuity income payments to begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE - The period, upon annuitization, during which we make annuity income payments to you.

LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers collectively to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Triple Elite Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Variable Portfolios and/or Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). We will cancel the contract without charging a withdrawal charge. You will receive the greater of your Purchase Payment or the value of your contract on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. SEE PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $30 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for three complete years, withdrawal charges no longer apply to that Purchase Payment. SEE THE FEE TABLE, PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income tax on earnings and untaxed contributions when you withdraw them. Payment received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these features can provide a guaranteed income stream that may last as long as you live. SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFITS: A death benefit is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available for an additional fee. SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity options, including an option for annuity income that you cannot outlive. SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact our Annuity Service Center, P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING TRUST FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)...   7%

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.
THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2)....................  $30

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Charge......................  1.55%
Optional Maximum Anniversary Value Death
  Benefit Fee................................  0.20%
                                               -----
Total Separate Account Annual Expenses.......  1.75%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect either the MarketLock, MarketLock For Two, Seasons Income Rewards or Seasons Promise described below.

OPTIONAL MARKETLOCK FEE(3)
(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                              ANNUALIZED FEE
                                              --------------
All years in which the feature is in              0.65%
  effect....................................

OPTIONAL MARKETLOCK FOR TWO FEE(3,4)
(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for excess withdrawals during the applicable period)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
Prior to Any Withdrawal.....................      0.40%
After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE(3)
(calculated as a percentage of your Purchase Payments received in the first 90 days, adjusted for withdrawals)

CONTRACT YEAR                           ANNUALIZED FEE
-------------                           --------------
0-7..................................        0.65%
8-10.................................        0.45%
11+..................................        none

OPTIONAL SEASONS PROMISE FEE(5)
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

CONTRACT YEAR                         ANNUALIZED FEE
-------------                         --------------
0-5...............................         0.65%
6-10..............................         0.45%
11+...............................         none

UNDERLYING FUND EXPENSES(6)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                                                                               MINIMUM   MAXIMUM
----------------------------                                                                     -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other expenses
and 12b-1 fees)................................................................................   0.86%     1.75%

FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENT:....................   1     2     3    4+
                                                              7%    6%    5%    0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) Seasons Income Rewards, MarketLock, and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The applicable annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units in your Variable Portfolio(s).

(4) Excess Withdrawals refer to amounts exceeding the maximum annual withdrawal amount available at the time of withdrawal under this feature.

(5) Seasons Promise is an optional guaranteed minimum accumulation benefit. The fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from contract value by redeeming Accumulation Units in your Variable Portfolio(s).

(6) As of March 31, 2006

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.75%, including the optional Maximum Anniversary Value death benefit, the optional MarketLock For Two feature (0.80%) and investment in an Underlying Fund with total expenses of 1.75%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,136   $1,817    $2,209     $4,491

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $436    $1,317    $2,209     $4,491

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $436    $1,317    $2,209     $4,491

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55%, no election of optional features and investment in an Underlying Fund with total expenses of 0.86%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $949    $1,265    $1,309     $2,792

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $249     $765     $1,309     $2,792

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $249     $765     $1,309     $2,792

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

THE SEASONS TRIPLE ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - OPTIONAL LIVING BENEFITS: If you elect an optional living benefit, the insurance company guarantees a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------
An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

                                              MINIMUM        MINIMUM AUTOMATIC
                       MINIMUM INITIAL       SUBSEQUENT         SUBSEQUENT
                       PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT
                       ----------------   ----------------   -----------------
Qualified                  $ 2,000              $250               $100
Non-Qualified              $10,000              $500               $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

An initial Purchase Payment will be priced within two business days after it is received by us in good order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received in good order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following address:

First SunAmerica Life Insurance Company
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100357
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.

ACCUMULATION UNITS
When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE
You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund the greater of: (1) the contract value on the day we receive your request or (2) your Purchase Payment.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Variable Portfolio during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

VARIABLE PORTFOLIOS
Each of the Variable Portfolios invests in Underlying Funds of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages Seasons Series Trust. AIG SAAMCo has engaged subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.

Each Variable Portfolio and its respective managers are:

SELECT PORTFOLIOS

LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP.
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co. LLC. ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, Salomon Brothers Asset Management Inc.
                            ("Salomon")
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Salomon
CASH MANAGEMENT             Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

FOCUS GROWTH                Credit Suisse Asset Management, Inc., Janus, Marsico Capital
                            Management LLC. ("Marsico")
FOCUS GROWTH AND INCOME     AIG SAMMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                 J.P. Morgan Investment Inc. ("J.P. Morgan"), Northern Trust
                            Investments, N.A. ("Northern Trust"), Third Avenue
                            Management, LLC.
FOCUS TECHNET               AIG SAAMCo, BAMCO, Inc., RCM Capital Management LLC.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Managed by: Ibbotson Associates Advisors, LLC. ("Ibbotson")

ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

Managed by: AIG SAAMCo., Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management.

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

SELECT AND FOCUSED PORTFOLIOS
The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have an unmanaged component but three components which are all actively managed. The unmanaged component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio.

Each multi-managed Focused Portfolio offers you at least three different professional managers. Each professional manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Each Seasons Managed Allocation Portfolios has a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds," which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.
Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.

SEASONS STRATEGIES

Each Seasons Strategies has a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed on the pie chart below. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy does not change for the life of the contract.

SEASONS STRATEGY REBALANCING

At the beginning of each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

     - the asset allocation mix for each Seasons Strategy; and

     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                            Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                      nearing retirement years but still earning income.
                                                                    Target Asset Allocation:
[GROWTH STRATEGY CHART]                                                 Stocks 70%        Bonds 25%        Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
                                                                      Aggressive Growth component (AIG SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.             Target Asset Allocation:
Target Asset Allocation:                                                Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                    [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]                                             Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. Please note, for administrative reasons, we accumulate all subsequent Purchase Payments made in a given month into a single trade, and apply the fixed rate of interest available at that time. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone, through the Company's website (www.aigsunamerica.com), in writing by mail, or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2006 and within the previous six months (from August 15, 2005 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2006 must be submitted by U.S. Mail (from February 16, 2006 through February 15, 2007). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct a contract maintenance fee. SEE EXPENSES BELOW.

We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS OF PURCHASE PAYMENTS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can withdraw the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

     A=Your contract value at the time of your request for withdrawal ($90,000)

     B=The amount of your Purchase Payments still subject to withdrawal charge
       ($100,000)

     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment (assuming 5% is the applicable percentage) [B X C=$5,000]

     D=Your full contract value ($85,000) available for total withdrawal

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply.

The Systematic Withdrawal program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
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YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK AND MARKETLOCK FOR TWO

What are MarketLock and MarketLock For Two?

MarketLock is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). MarketLock For Two guarantees an income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock and MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions. MarketLock and MarketLock For Two are described separately below.

The features do not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The features only guarantee lifetime withdrawals in the manner described below. You may never need to rely on MarketLock or MarketLock For Two depending on your contract's market performance, your withdrawal activity, and your longevity.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AND/OR MARKETLOCK FOR TWO (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks-in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

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                              MAXIMUM           INITIAL           MAXIMUM
                               ANNUAL           MINIMUM            ANNUAL
                             WITHDRAWAL        WITHDRAWAL        WITHDRAWAL
                            PERCENTAGE*       PERIOD PRIOR     PERCENTAGE IF
                            PRIOR TO ANY         TO ANY         EXTENSION IS
TIME OF FIRST WITHDRAWAL     EXTENSION         EXTENSION          ELECTED
------------------------------------------------------------------------------
 Before 5th Benefit Year         5%             20 years             5%
   anniversary
------------------------------------------------------------------------------
 On or after 5th Benefit         7%          14.28 years***          7%
   Year anniversary
------------------------------------------------------------------------------
 On or after 10th               10%             10 years             7%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after 20th               10%             10 years            10%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after the older           5%           Life of the            5%
   contract owner's 65th                     older contract
   birthday**                                    owner
------------------------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the maximum annual withdrawal amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

*** The fractional year indicates that the final withdrawal may be taken at any time during the final year of the Minimum Withdrawal Period.

FURTHER EFFECTS OF WITHDRAWALS ON THE BENEFIT COMPONENTS ARE DESCRIBED BELOW IN "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. SEE SPOUSAL CONTINUATION IN THE PROSPECTUS. Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the

MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or for lifetime withdrawals, the age of older owner when the first withdrawal is taken. Applicable percentages are shown in the MarketLock Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals . However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

THE IMPACT OF WITHDRAWALS AND THE EFFECT ON EACH COMPONENT OF MARKETLOCK ARE FURTHER EXPLAINED BELOW:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

        (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

        (2) Excess withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

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             THE AMOUNT WITHDRAWN
              IN A BENEFIT YEAR                              EFFECT ON MINIMUM WITHDRAWAL PERIOD
-------------------------------------------------------------------------------------------------------------
  Amounts up to the Maximum Annual Withdrawal    New Minimum Withdrawal Period = the MAV Benefit Base after
  Amount                                         withdrawals, divided by the current Maximum Annual
                                                 Withdrawal Amount
-------------------------------------------------------------------------------------------------------------
  Amounts in excess of the Maximum Annual        New Minimum Withdrawal Period = the Minimum Withdrawal
  Withdrawal Amount                              Period as of the prior contract anniversary minus one year
-------------------------------------------------------------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with MarketLock?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals will cease upon death of the older owner. A younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in Anniversary Values. SEE SPOUSAL CONTINUATION BELOW. Additionally, at the end of the original MAV Evaluation Period, if the Continuing Spouse is age 85 or younger, they will be given the option to extend the MAV Evaluation Period for an additional period of 10 years. Continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

No. Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal

Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO

When and how may I elect MarketLock For Two?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

How does MarketLock For Two work?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

MARKETLOCK FOR TWO SUMMARY TABLE:

--------------------------------------------------------------
                                           MAXIMUM
                                            ANNUAL
  AGE OF THE YOUNGER SPOUSE               WITHDRAWAL
 AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
--------------------------------------------------------------
 At least age 55 but prior to
         63rd Birthday                        4%
--------------------------------------------------------------
 At least age 63 but prior to
         76th Birthday                        5%
--------------------------------------------------------------
  On or after 76th birthday                   6%
--------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

How are the components for MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation section in the prospectus.)Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

What is the fee for MarketLock For Two?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to excess withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock For Two?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the younger spouse is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock For Two upon a spousal continuation?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Two upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock For Two be cancelled?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

Are there circumstances under which MarketLock For Two will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

     * If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two.

      A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be cancelled?"

SEASONS INCOME REWARDS

What is Seasons Income Rewards?

Seasons Income Rewards is an optional living benefit feature designed to help you create a guaranteed income stream. You are guaranteed to receive withdrawals over a minimum number of years that in total equal Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

Seasons Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Seasons Income Rewards?

You may only elect this feature at the time of contract issue. You may not change the option after election. Please refer to the Seasons Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Seasons Income Rewards, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect any other optional Living Benefit. Seasons Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Seasons Income Rewards calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Seasons Income Rewards options?

The table below is a summary of the three Seasons Income Rewards options we are currently offering.

SEASONS INCOME REWARDS SUMMARY:

----------------------------------------------------------------------------------------------------------
                                                                                            MINIMUM
                                                                                           WITHDRAWAL
                                                                                            PERIOD*
                                                                                          (IF MAXIMUM
                                                                        MAXIMUM              ANNUAL
                                      BENEFIT                            ANNUAL            WITHDRAWAL
                  MAXIMUM           AVAILABILITY       STEP-UP         WITHDRAWAL         AMOUNT TAKEN
 OPTION         ELECTION AGE            DATE            AMOUNT       PERCENTAGE***         EACH YEAR)
----------------------------------------------------------------------------------------------------------
    1      Age 80 or younger on       3 years          10%* of           10% of             11 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    2      Age 80 or younger on       5 years          20%* of           10% of             12 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    3      Age 70 or younger on       10 years         50%** of          10% of             15 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

How are the components for Seasons Income Rewards calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

               ------------------------------------------------------------------
                      CONTRACT YEAR                         ANNUALIZED FEE
               ------------------------------------------------------------------
                        0-7 years                               0.65%
               ------------------------------------------------------------------
                        8-10 years                              0.45%
               ------------------------------------------------------------------
                           11+                                   None
               ------------------------------------------------------------------

What are the effects of withdrawals on Seasons Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:

        a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

        a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

IMPORTANT INFORMATION ABOUT SEASONS INCOME REWARDS

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SEASONS PROMISE

What is Seasons Promise?

Seasons Promise is an optional living benefit offered on your contract. At the end of 10 full contract years ("Benefit Date"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s), adjusted for withdrawals, as specified below. Seasons Promise offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect Seasons Promise?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. Seasons Promise is not available if you elect any other optional living benefit.

Seasons Promise may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end Benefit Date.

How is the Benefit calculated for Seasons Promise?

The Benefit is a one-time adjustment to your contract in the event that your contract value on the Benefit Date is less than the Purchase Payments made in the contract's first 90 days.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the fee for Seasons Promise?

The annualized fee will be deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

---------------------------------------------------------
       CONTRACT YEAR               ANNUALIZED FEE*
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date.

What happens to Seasons Promise upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated until 10 full contract years have passed starting from the original issue date. Therefore, the corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information about Seasons Promise

Seasons Promise may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Seasons Promise would not protect the majority of those payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the Benefit Date your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 contract years. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE SEASONS PROMISE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your he/she has already elected another payout option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year payout option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and an optional enhanced death benefit, which you may elect for an additional fee.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

If you are age 83-85 at the time of contract issue, the standard death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments; or

        b. 125% of Contract Value.

OPTIONAL MAXIMUM ANNIVERSARY VALUE OPTION

You may elect the Maximum Anniversary Value option described below which can provide greater protection for your beneficiaries. You must elect the Maximum Anniversary Value option at the time you purchase your contract and once elected it cannot be terminated by you. The annualized fee for the Maximum Anniversary Value option is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.55% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for three complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year that Purchase Payment is in the contract. The withdrawal charge schedule is as follows:

  YEAR SINCE RECEIPT OF PURCHASE PAYMENT    1    2    3   4+
  --------------------------------------   ---  ---  ---  ---
  Withdrawal Charge..........              7%   6%   5%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

     12b-1 FEES

Underlying Fund shares are subject to a fee of up to 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $30 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

-------------------------------------------------------------------------
                                                      ANNUALIZED FEE
-------------------------------------------------------------------------
  All years in which the feature is in effect             0.65%
-------------------------------------------------------------------------

OPTIONAL MARKETLOCK FOR TWO FEE

The annualized MarketLock For Two fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. It is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 Prior to Any Withdrawal                               0.40%
----------------------------------------------------------------------
 After the First Withdrawal                            0.80%
----------------------------------------------------------------------

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
         0-7 years                      0.65%
---------------------------------------------------------
         8-10 years                     0.45%
---------------------------------------------------------
         11+ years                       none
---------------------------------------------------------

OPTIONAL SEASONS PROMISE FEE

The annualized Seasons Promise fee is calculated as a percentage of the portion of your contract value allocated to the Variable Portfolios minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

OPTIONAL MAXIMUM ANNIVERSARY VALUE ENHANCED DEATH BENEFIT FEE

The annualized fee for the optional enhanced death benefit is 0.20% of the average daily ending net asset value allocated to the Variable Portfolio(s).

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may switch to the Income Phase any time after your first contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth

403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. While such benefits are not intended to adversely affect the tax treatment of distributions or of the contract, based on available guidance, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(B) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

     - for payment of health insurance if you are unemployed and meet certain requirements

     - distributions from IRAs for higher education expenses

     - distributions from IRAs for first home purchases

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
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FIRST SUNAMERICA

The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, FS Variable Annuity Account Five, under New York law on August 1, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG, and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, ("American Home"), a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home, an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York,

New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay support fees in the form of additional cash or non-cash compensation. These payments can take a variety of forms. They may be intended to reimburse the broker-dealer and/or a specific registered representative for specific expenses incurred or may be calculated as a percentage of sales, certain assets under management, and/or assets invested with us for a particular amount of time (persistency bonus). We may also pay support fees as a flat fee. These payments may be consideration for, among other things, presentation within the broker-dealer firm as a preferred product provider, greater access to train and educate the firm's registered representatives about our products, our participation in the firm's sales conferences and educational seminars and broker-dealers' due diligence on our products. Payment of these support fees may result in our products receiving more visible promotion within the firms than other insurers who might not make such payments or might pay smaller amounts. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under variable contracts sold.

Contract commissions and other support fees have a financial impact on the broker-dealer firm and your registered representative and therefore may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trusts' investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 99NY-SUN, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission, ("SEC"), Department of Justice ("DOJ"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects that permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Amended Annual Report on Form 10-K/A for the year ended December 31, 2005, filed on June 19, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

First SunAmerica Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 99NY-SUN

THE FINANCIAL STATEMENTS OF THE COMPANY, THE SEPARATE ACCOUNT AND AMERICAN HOME CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). YOU MAY OBTAIN A FREE COPY OF THIS SAI IF YOU CONTACT OUR ANNUITY SERVICE CENTER AT (800) 99NY-SUN.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.

Separate Account............................................    3
American Home Assurance Company.............................    3
General Account.............................................    3
Support Agreement Between the Company and AIG...............    3
Performance Data............................................    4
Income Payments.............................................    6
Annuity Unit Values.........................................    6
Taxes.......................................................    9
Distribution of Contracts...................................   14
Financial Statements........................................   14

APPENDIX A - CONDENSED FINANCIAL INFORMATION
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SEASONS SERIES TRUST -- CLASS 3 SHARES

                                                               INCEPTION    FISCAL YEAR
                                                                   TO          ENDED
                     SELECT PORTFOLIOS                         4/30/2005      4/30/06
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Large-Cap Growth (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$8.671    (a)$8.355
                                                               (b)$8.646     (b)$8.308
        Ending AUV..........................................   (a)$8.355    (a)$9.521
                                                               (b)$8.308     (b)$9.420
        Ending Number of AUs................................   (a)--        (a)23,025
                                                               (b)29         (b)140

---------------------------------------------------------------------------------------
Large-Cap Composite (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$9.508    (a)$9.140
                                                               (b)$9.474     (b)$9.069
        Ending AUV..........................................   (a)$9.140    (a)$10.258
                                                               (b)$9.069     (b)$10.141
        Ending Number of AUs................................   (a)--        (a)0
                                                               (b)26         (b)4,173

---------------------------------------------------------------------------------------
Large-Cap Value (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$12.425   (a)$12.175
                                                               (b)$12.342    (b)$12.029
        Ending AUV..........................................   (a)$12.175   (a)$14.015
                                                               (b)$12.029    (b)$13.790
        Ending Number of AUs................................   (a)--        (a)18,549
                                                               (b)20         (b)738

---------------------------------------------------------------------------------------
Mid-Cap Growth (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$15.031   (a)$13.969
                                                               (b)$14.941    (b)$13.814
        Ending AUV..........................................   (a)$13.969   (a)$18.136
                                                               (b)$13.814    (b)$17.876
        Ending Number of AUs................................   (a)--        (a)1,796
                                                               (b)17         (b)431

---------------------------------------------------------------------------------------
Mid-Cap Value (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$18.974   (a)$18.574
                                                               (b)$18.832    (b)$18.329
        Ending AUV..........................................   (a)$18.574   (a)$22.183
                                                               (b)$18.329    (b)$21.788
        Ending Number of AUs................................   (a)4,343     (a)14,563
                                                               (b)13         (b)62

---------------------------------------------------------------------------------------
Small-Cap (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$11.175   (a)$10.349
                                                               (b)$11.100    (b)$10.239
        Ending AUV..........................................   (a)$10.349   (a)$12.840
                                                               (b)$10.239    (b)$12.623
        Ending Number of AUs................................   (a)--        (a)28,024
                                                               (b)23         (b)407

---------------------------------------------------------------------------------------
International Equity (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$8.568    (a)$8.524
                                                               (b)$8.583     (b)$8.516
        Ending AUV..........................................   (a)$8.524    (a)$11.278
                                                               (b)$8.516     (b)$11.219
        Ending Number of AUs................................   (a)--        (a)42,293
                                                               (b)29         (b)366

---------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$11.649   (a)$11.654
                                                               (b)$11.616    (b)$11.580
        Ending AUV..........................................   (a)$11.654   (a)$11.409
                                                               (b)$11.580    (b)$11.229
        Ending Number of AUs................................   (a)--        (a)5,934
                                                               (b)21         (b)107

---------------------------------------------------------------------------------------
Cash Management (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$10.489   (a)$10.489
                                                               (b)$10.491    (b)$10.439
        Ending AUV..........................................   (a)$10.489   (a)$10.647
                                                               (b)$10.439    (b)$10.516
        Ending Number of AUs................................   (a)--        (a)29,969
                                                               (b)24         (b)15,508

---------------------------------------------------------------------------------------
Strategic Fixed Income (Inception Date - 02/14/05)
        Beginning AUV.......................................   (a)$10.000   (a)$9.667
                                                               (b)$10.000    (b)$9.656
        Ending AUV..........................................   (a)$9.667    (a)$10.202
                                                               (b)$9.656     (b)$10.112
        Ending Number of AUs................................   (a)15        (a)22,246
                                                               (b)25         (b)496

---------------------------------------------------------------------------------------

          AU - Accumulation Unit
          AUV - Accumulation Unit Value
          (a) Without election of the Maximum Anniversary Value death benefit
          (b) With election of the Maximum Anniversary Value death benefit

                                                               INCEPTION    FISCAL YEAR
                                                                   TO          ENDED
                     FOCUSED PORTFOLIOS                        4/30/2005      4/30/06
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Focus Growth (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$7.194    (a)$6.789
                                                               (b)$7.155     (b)$6.716
        Ending AUV..........................................   (a)$6.789    (a)$8.084
                                                               (b)$6.716     (b)$7.955
        Ending Number of AUs................................   (a)--        (a)28,227
                                                               (b)36         (b)171

---------------------------------------------------------------------------------------
Focus Growth & Income (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$9.428    (a)$9.066
                                                               (b)$9.379     (b)$8.984
        Ending AUV..........................................   (a)$9.066    (a)$10.456
                                                               (b)$8.984     (b)$10.286
        Ending Number of AUs................................   (a)--        (a)262
                                                               (b)27         (b)132

---------------------------------------------------------------------------------------
Focus Value (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$13.676   (a)$13.429
                                                               (b)$13.577    (b)$13.259
        Ending AUV..........................................   (a)$13.429   (a)$15.963
                                                               (b)$13.259    (b)$15.679
        Ending Number of AUs................................   (a)--        (a)17,319
                                                               (b)18         (b)88

---------------------------------------------------------------------------------------
Focus TechNet (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$4.783    (a)$4.131
                                                               (b)$4.724     (b)$4.064
        Ending AUV..........................................   (a)$4.131    (a)$5.361
                                                               (b)$4.064     (b)$5.259
        Ending Number of AUs................................   (a)0         (a)50,814
                                                               (b)55         (b)263

---------------------------------------------------------------------------------------

SEASONS STRATEGIES

---------------------------------------------------------------------------------------
Growth (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$16.021   (a)$15.652
                                                               (b)$15.966    (b)$15.503
        Ending AUV..........................................   (a)$15.652   (a)$17.966
                                                               (b)$15.503    (b)$17.702
        Ending Number of AUs................................   (a)--        (a)3,535
                                                               (b)16         (b)76

---------------------------------------------------------------------------------------
Moderate Growth (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$15.601   (a)$15.284
                                                               (b)$15.523    (b)$15.110
        Ending AUV..........................................   (a)$15.284   (a)$17.231
                                                               (b)$15.110    (b)$16.914
        Ending Number of AUs................................   (a)0         (a)18,615
                                                               (b)16         (b)380

---------------------------------------------------------------------------------------
Balanced Growth (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$15.201   (a)$14.940
                                                               (b)$15.135    (b)$14.796
        Ending AUV..........................................   (a)$14.940   (a)$16.331
                                                               (b)$14.796    (b)$16.077
        Ending Number of AUs................................   (a)--        (a)0
                                                               (b)17         (b)553

---------------------------------------------------------------------------------------
Conservative Growth (Inception Date - 12/20/04)
        Beginning AUV.......................................   (a)$15.065   (a)$14.870
                                                               (b)$14.997    (b)$14.722
        Ending AUV..........................................   (a)$14.870   (a)$15.906
                                                               (b)$14.722    (b)$15.670
        Ending Number of AUs................................   (a)--        (a)844
                                                               (b)17         (b)2,494

---------------------------------------------------------------------------------------

          AU - Accumulation Unit
          AUV - Accumulation Unit Value
          (a) Without election of the Maximum Anniversary Value death benefit
          (b) With election of the Maximum Anniversary Value death benefit

                                                               INCEPTION    FISCAL YEAR
                                                                   TO          ENDED
           SEASONS MANAGED ALLOCATION PORTFOLIOS               4/30/2005      4/30/06
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Allocation Growth (Inception Date - 02/14/05)
        Beginning AUV.......................................   (a)$10.000   (a)$9.573
                                                               (b)$10.000    (b)$9.569
        Ending AUV..........................................   (a)$9.573    (a)$11.480
                                                               (b)$9.569     (b)$11.452
        Ending Number of AUs................................   (a)15        (a)15,319
                                                               (b)25         (b)10,541
---------------------------------------------------------------------------------------
Allocation Moderate (Inception Date - 02/14/05)
        Beginning AUV.......................................   (a)$10.000   (a)$9.688
                                                               (b)$10.000    (b)$9.684
        Ending AUV..........................................   (a)$9.688    (a)$10.947
                                                               (b)$9.684     (b)$10.890
        Ending Number of AUs................................   (a)15        (a)50,047
                                                               (b)25         (b)45,714
---------------------------------------------------------------------------------------
Allocation Moderate Growth (Inception Date - 02/14/05)
        Beginning AUV.......................................   (a)$10.000   (a)$9.635
                                                               (b)$10.000    (b)$9.631
        Ending AUV..........................................   (a)$9.635    (a)$11.203
                                                               (b)$9.631     (b)$11.176
        Ending Number of AUs................................   (a)15        (a)10,492
                                                               (b)25         (b)20,759
---------------------------------------------------------------------------------------
Allocation Balanced (Inception Date - 02/14/05)
        Beginning AUV.......................................   (a)$10.000   (a)$9.746
                                                               (b)$10.000    (b)$9.742
        Ending AUV..........................................   (a)$9.746    (a)$10.674
                                                               (b)$9.742     (b)$10.610
        Ending Number of AUs................................   (a)15        (a)3,813
                                                               (b)25         (b)9,089
---------------------------------------------------------------------------------------

          AU - Accumulation Unit
          AUV - Accumulation Unit Value
          (a) Without election of the Maximum Anniversary Value death benefit
          (b) With election of the Maximum Anniversary Value death benefit

APPENDIX B - DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse's death:

     A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greater of:

        1. Contract value; or

        2. Continuation Net Purchase Payments.

     B. If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit is the greater of:

        1. Contract value; or

        2. The lesser of:

          a. Continuation Net Purchase Payments; or

          b. 125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older on the date of death, the Standard Death Benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in good order at our Annuity Service Center.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Maximum Anniversary Value death benefit was selected by the original owner, the death benefit is as follows upon a Continuing Spouses's death;

     A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments; or

        c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 83rd birthday; plus any Purchase Payments received after that anniversary but received prior to the Continuing Spouse's 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     B. If the Continuing Spouse is age 83-85 on the Continuation Date the death benefit is the Standard Death Benefit, which is equal to, the greater of:

        1. Contract value; or

        2. The lesser of:

          a. Continuation Net Purchase Payments; or

          b. 125% of contract value.

The fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the death benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in good order at our Annuity Service Center. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is also the contract value. Therefore, if the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the Continuing Spouse's beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX C - OPTIONAL LIVING BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Seasons Income Rewards, MarketLock and MarketLock For Two features:

SEASONS INCOME REWARDS

     EXAMPLE 1 OF SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take up to $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTIONS 1 AND 2:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTION 3:

     Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years, plus $2,500 in the last Benefit Year.

     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME
                 REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock for Two features:

     EXAMPLE 1:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

     EXAMPLE 2:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, plus $6,300 in the last Benefit Year.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base
     ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312 /$109,600= 97%), or $111,600 * 97% which equals $108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.51.

     EXAMPLE 5:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

     EXAMPLE 6:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided your or the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

     EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,632. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,6321 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your contract value after this portion of the withdrawal is $110,800 ($118,000 -- $7,200), but your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432/$110,800 = 4%), or $120,000 x 96% which equals $115,200. Your new
     Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Triple Elite Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to:  First SunAmerica Life Insurance Company, Annuity Service
   Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                            (FS Seasons Elite LOGO)
                                   PROSPECTUS
                               September 29, 2006

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               in connection with
                        FS VARIABLE ANNUITY ACCOUNT FIVE

                                                         SELECT PORTFOLIOS
                               Managed by:
LARGE CAP GROWTH               AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Janus Capital Management LLC.
LARGE CAP COMPOSITE            AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE                AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP GROWTH                 AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP VALUE                  AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Lord, Abbett & Co. LLC.
SMALL CAP                      AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Salomon Brothers Asset Management Inc.
INTERNATIONAL EQUITY           AIG Global Investment Corp., Goldman Sachs Asset Management Int'l., Lord, Abbett & Co. LLC.
DIVERSIFIED FIXED INCOME       AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Wellington Management Company, LLP.
STRATEGIC FIXED INCOME         AIG Global Investment Corp., Franklin Advisers, Inc., Salomon Brothers Asset Management Inc.
CASH MANAGEMENT                Columbia Management Advisors, LLC

                                                        FOCUSED PORTFOLIOS
                               Managed by:
FOCUS GROWTH                   AIG SunAmerica Asset Management Corp., Janus Capital Management LLC., Marsico Capital Management,
                               LLC.
FOCUS GROWTH AND INCOME        AIG SunAmerica Asset Management Corp., Marsico Capital Management, LLC., Thornburg Investment
                               Management, Inc.
FOCUS VALUE                    J.P. Morgan Investment Inc., Northern Trust Investments, N.A., Third Avenue Management, LLC.
FOCUS TECHNET                  AIG SunAmerica Asset Management Corp., BAMCO, Inc., RCM Capital Management LLC.

                                               SEASONS MANAGED ALLOCATION PORTFOLIOS
                               Managed by:
ALLOCATION GROWTH              Ibbotson Associates Advisors, LLC.
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

                                                        SEASONS STRATEGIES
                               Managed by:
                               AIG SunAmerica Asset Management Corp., Janus Capital Management LLC, Lord, Abbett & Co. LLC, Putnam
                               Investment Management, LLC., T. Rowe Price, Wellington Management Company, LLP.
GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Growth Portfolio)
MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income/ Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income Portfolio)

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated September 29, 2006. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 99NY-SUN or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLES..................................................    6
    Maximum Owner Transaction Expenses......................    6
    Separate Account Annual Expenses........................    6
    Additional Optional Feature Fees........................    6
    Underlying Fund Expenses................................    6
EXAMPLES....................................................    7
THE SEASONS ELITE VARIABLE ANNUITY..........................    8
PURCHASING A SEASONS ELITE VARIABLE ANNUITY.................    9
    Allocation of Purchase Payments.........................    9
    Accumulation Units......................................   10
    Right to Examine........................................   11
    Exchange Offers.........................................   11
INVESTMENT OPTIONS..........................................   11
    Variable Portfolios.....................................   11
    Select Portfolios.......................................   12
    Focused Portfolios......................................   13
    Seasons Managed Allocation Portfolios...................   13
    Seasons Strategies......................................   13
    Seasons Strategy Rebalancing............................   14
    Fixed Accounts..........................................   16
    Dollar Cost Averaging Fixed Accounts....................   16
    Dollar Cost Averaging Program...........................   17
    Transfers During the Accumulation Phase.................   17
    Automatic Asset Rebalancing Program.....................   19
    Return Plus Program.....................................   20
    Voting Rights...........................................   20
    Substitution, Addition or Deletion of Variable
     Portfolios.............................................   20
ACCESS TO YOUR MONEY........................................   20
    Free Withdrawal Provision...............................   21
    Systematic Withdrawal Program...........................   22
    Minimum Contract Value..................................   22
    Nursing Home Waiver.....................................   22
    Qualified Contract Owners...............................   22
OPTIONAL LIVING BENEFITS....................................   23
    MarketLock and MarketLock For Two.......................   23
    MarketLock..............................................   23
    MarketLock For Two......................................   29
    Seasons Income Rewards..................................   33
    Seasons Promise.........................................   38
DEATH BENEFIT...............................................   40
    Death Benefits Defined Terms............................   41
    Death Benefit Options...................................   41
    Standard Death Benefit..................................   41
    Optional Maximum Anniversary Value Option...............   42
    Spousal Continuation....................................   42
EXPENSES....................................................   43
    Separate Account Expenses...............................   43
    Withdrawal Charges......................................   43
    Underlying Fund Expenses................................   43
    Contract Maintenance Fee................................   44
    Transfer Fee............................................   44
    Optional MarketLock Fee.................................   44
    Optional MarketLock Fee For Two.........................   44
    Optional Seasons Income Rewards Fee.....................   45
    Optional Seasons Promise Fee............................   45
    Optional Maximum Anniversary Value Enhanced Death
     Benefit Fee............................................   45
    Income Taxes............................................   45
    Reduction or Elimination of Fees and Expenses and
     Additional Amounts Credited............................   45
INCOME OPTIONS..............................................   46
    Annuity Date............................................   46
    Annuity Income Options..................................   46
    Transfers During the Income Phase.......................   48
    Deferment of Payments...................................   48
TAXES.......................................................   48
    Annuity Contracts in General............................   48
    Tax Treatment of Distributions - Non-Qualified
     Contracts..............................................   48
    Tax Treatment of Distributions - Qualified Contracts....   49
    Minimum Distributions...................................   50
    Tax Treatment of Death Benefits.........................   50
    Contracts Owned by a Trust or Corporation...............   51
    Gifts, Pledges and/or Assignments of a Contract.........   51
    Diversification and Investor Control....................   51
OTHER INFORMATION...........................................   52
    First SunAmerica........................................   52
    The Separate Account....................................   52
    The General Account.....................................   52
    Payments in Connection with Distribution of the
     Contract...............................................   53
    Administration..........................................   53
    Legal Proceedings.......................................   54
    Financial Statements....................................   54
    Registration Statements.................................   55
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   56
APPENDIX A - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION..............................................  A-1
APPENDIX B - OPTIONAL LIVING BENEFIT EXAMPLES...............  B-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date on which you select annuity income payments to begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to First SunAmerica Life Insurance Company, the insurer that issues this contract. The term "we," "us," "our," and "First SunAmerica" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE - The period, upon annuitization, during which we make annuity income payments to you.

LATEST ANNUITY DATE - Your 90th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Elite Variable Annuity is a contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Variable Portfolios and/or Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or within 60 days for replacement contracts). We will cancel the contract without charging a withdrawal charge. You will receive the greater of your Purchase Payment or the value of your contract on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. SEE RIGHT TO EXAMINE IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for four complete years, withdrawal charges no longer apply to that Purchase Payment. SEE THE FEE TABLE, PURCHASING A SEASONS ELITE VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income tax on earnings and untaxed contributions when you withdraw them. Payment received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these features can provide a guaranteed income stream that may last as long as you live. SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFITS: A death benefit is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available for an additional fee. SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact our Annuity Service Center, P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 99NY-SUN.

PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING TRUST FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)...   7%

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.
THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2)....................  $35

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Charge(3)...................  1.55%
Optional Maximum Anniversary Value Death
  Benefit Fee................................  0.20%
                                               -----
Total Separate Account Annual Expenses.......  1.75%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect only one of the optional features: MarketLock, MarketLock For Two, Seasons Income Rewards or Seasons Promise described below.

OPTIONAL MARKETLOCK FEE(4)
(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                              ANNUALIZED FEE
                                              --------------
All years in which the feature is in              0.65%
  effect....................................

OPTIONAL MARKETLOCK FOR TWO FEE(4,5)
(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for excess withdrawals during the applicable period)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
Prior to Any Withdrawal.....................      0.40%
After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE(4)
(calculated as a percentage of your Purchase Payments received in the first 90 days, adjusted for withdrawals)

CONTRACT YEAR                           ANNUALIZED FEE
-------------                           --------------
0-7..................................        0.65%
8-10.................................        0.45%
11+..................................        none

OPTIONAL SEASONS PROMISE FEE(6)
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

CONTRACT YEAR                         ANNUALIZED FEE
-------------                         --------------
0-5...............................         0.65%
6-10..............................         0.45%
11+...............................         none

UNDERLYING FUND EXPENSES(7)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                                                                               MINIMUM   MAXIMUM
----------------------------                                                                     -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other expenses
and 12b-1 fees)................................................................................   0.86%     1.75%

FOOTNOTES TO THE FEE TABLE:

(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 4 years as follows:

YEARS SINCE RECEIPT OF PURCHASE PAYMENT:....................   1     2     3     4    5+
                                                              7%    6%    6%    5%    0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) If you do not elect any optional features, your total separate account expense would be 1.55%.

(4) Seasons Income Rewards, MarketLock, and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The applicable annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee.

(5) Excess Withdrawals refer to amounts exceeding the maximum annual withdrawal amount available at the time of withdrawal under this feature.

                                        6

(6) Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from the portion of your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from contract value by redeeming Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee.

(7) As of March 31, 2006.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.75%, including the optional Maximum Anniversary Value death benefit, the optional MarketLock For Two feature (0.80%) and investment in an Underlying Fund with total expenses of 1.75%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,137   $1,919    $2,212     $4,497

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $437    $1,319    $2,212     $4,497

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $437    $1,319    $2,212     $4,497

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55%, no election of optional features and investment in an Underlying Fund with total expenses of 0.86%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $950    $1,368    $1,312     $2,800

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $250     $768     $1,312     $2,800

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $250     $768     $1,312     $2,800

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

   AS OF THE DATE OF THIS PROSPECTUS, SALES HAD NOT YET BEGUN. THEREFORE, NO
          CONDENSED FINANCIAL INFORMATION APPEARS IN THIS PROSPECTUS.

THE SEASONS ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - OPTIONAL LIVING BENEFITS: If you elect an optional living benefit, the insurance company guarantees a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------
An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

                                              MINIMUM        MINIMUM AUTOMATIC
                       MINIMUM INITIAL       SUBSEQUENT         SUBSEQUENT
                       PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT
                       ----------------   ----------------   -----------------
Qualified                  $ 4,000              $250               $100
Non-Qualified              $10,000              $500               $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.
We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required for prospectively issued contracts. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, AIG SunAmerica Life Assurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in good order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received in good order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following address:

First SunAmerica Life Insurance Company
P.O. Box 100357
Pasadena, CA 91189-0357

Purchase payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100357
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.

ACCUMULATION UNITS
When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE
You may cancel your contract within ten days after receiving it. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund the greater of: (1) the contract value on the day we receive your request or (2) your Purchase Payment.

All contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Variable Portfolio during the free look period unless you allocate your money to it. If your contract was issued as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

EXCHANGE OFFERS
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

VARIABLE PORTFOLIOS
Each of the Variable Portfolios invests in Underlying Funds of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages Seasons Series Trust. AIG SAAMCo is the investment adviser to Seasons Series Trust and has engaged subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.

Each Variable Portfolio and its respective managers are:

SELECT PORTFOLIOS

LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP.
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co. LLC. ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, Salomon Brothers Asset Management Inc.
                            ("Salomon")
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Salomon
CASH MANAGEMENT             Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

FOCUS GROWTH                AIG SAAMCo, Janus, Marsico Capital Management LLC.
                            ("Marsico")
FOCUS GROWTH AND INCOME     AIG SAAMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                 J.P. Morgan Investment Inc. ("J.P. Morgan"), Northern Trust
                            Investments, N.A. ("Northern Trust"), Third Avenue
                            Management, LLC.
FOCUS TECHNET               AIG SAAMCo, BAMCO, Inc., RCM Capital Management LLC.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Managed by: Ibbotson Associates Advisors, LLC. ("Ibbotson")

ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

Managed by: AIG SAAMCo., Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management.

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

SELECT PORTFOLIOS
The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in a passively managed component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have a passively managed component but three components which are all actively managed. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the attached Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least three different professional managers. Each professional manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS
Each Seasons Managed Allocation Portfolios has a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds," which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.
Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.

SEASONS STRATEGIES
Each Seasons Strategies has a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed on the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy does not change for the life of the contract. Please read the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING
At the beginning of each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

     - the asset allocation mix for each Seasons Strategy; and

     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                            Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                      nearing retirement years but still earning income.
                                                                    Target Asset Allocation:
[GROWTH STRATEGY CHART]                                                 Stocks 70%        Bonds 25%        Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
                                                                      Aggressive Growth component (AIG SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.             Target Asset Allocation:
Target Asset Allocation:                                                Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                    [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]                                             Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you chose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will be applicable to that payment. Further, we will begin moving that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days interest prior to the first transfer to the target accounts.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone, through the Company's website (www.aigsunamerica.com), in writing by mail, or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2006 and within the previous six months (from August 15, 2005 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2006 must be submitted by U.S. Mail (from February 16, 2006 through February 15, 2007). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth

     Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct a contract maintenance fee. If you elect MarketLock For Two, the annualized fee will increase after a withdrawal is taken. SEE EXPENSES AND MARKETLOCK FOR TWO BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $2,500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS OF PURCHASE PAYMENTS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can withdraw the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

When you make a withdrawal, we return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 4th contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

     A=Your contract value at the time of your request for withdrawal ($90,000)

     B=The amount of your Purchase Payments still subject to withdrawal charge
       ($100,000)

     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment (assuming 5% is the applicable percentage) [B X C=$5,000]

     D=Your full contract value ($85,000) available for total withdrawal

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply.

The Systematic Withdrawal program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

NURSING HOME WAIVER

If available under your contract and if you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK AND MARKETLOCK FOR TWO

What are MarketLock and MarketLock For Two?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). MarketLock For Two is also a guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock and MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions. MarketLock and MarketLock For Two are described separately below.

The features do not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The features only guarantee lifetime withdrawals in the manner described below. You may never need to rely on MarketLock or MarketLock For Two depending on your contract's market performance, your withdrawal activity, and your longevity.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AND/OR MARKETLOCK FOR TWO (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

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                              MAXIMUM           INITIAL           MAXIMUM
                               ANNUAL           MINIMUM            ANNUAL
                             WITHDRAWAL        WITHDRAWAL        WITHDRAWAL
                            PERCENTAGE*       PERIOD PRIOR     PERCENTAGE IF
                            PRIOR TO ANY         TO ANY         EXTENSION IS
TIME OF FIRST WITHDRAWAL     EXTENSION         EXTENSION          ELECTED
------------------------------------------------------------------------------
 Before 5th Benefit Year         5%             20 years             5%
   anniversary
------------------------------------------------------------------------------
 On or after 5th Benefit         7%          14.28 years**           7%
   Year anniversary
------------------------------------------------------------------------------
 On or after 10th               10%             10 years             7%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after 20th               10%             10 years            10%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after the older           5%           Life of the            5%
   contract owner's 65th                     older contract
   birthday***                                   owner
------------------------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken. For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.

FURTHER EFFECTS OF WITHDRAWALS ON THE BENEFIT COMPONENTS ARE DESCRIBED BELOW IN "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. SEE SPOUSAL CONTINUATION IN THE PROSPECTUS. Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

        (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

        (2) Excess withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-------------------------------------------------------------------------------------------------------------
             THE AMOUNT WITHDRAWN
              IN A BENEFIT YEAR                              EFFECT ON MINIMUM WITHDRAWAL PERIOD
-------------------------------------------------------------------------------------------------------------
  Amounts up to the Maximum Annual Withdrawal    New Minimum Withdrawal Period = the MAV Benefit Base after
  Amount                                         withdrawals, divided by the current Maximum Annual
                                                 Withdrawal Amount
-------------------------------------------------------------------------------------------------------------
  Amounts in excess of the Maximum Annual        New Minimum Withdrawal Period = the Minimum Withdrawal
  Withdrawal Amount                              Period as of the prior contract anniversary minus one year
-------------------------------------------------------------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with MarketLock?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals will cease upon death of the older owner. A younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in Anniversary Values. SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (i) the original owner did not previously extend the MAV Evaluation Period and (ii) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO

When and how may I elect MarketLock For Two?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

How does MarketLock For Two work?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

MARKETLOCK FOR TWO SUMMARY TABLE:

--------------------------------------------------------------
                                           MAXIMUM
                                            ANNUAL
  AGE OF THE YOUNGER SPOUSE               WITHDRAWAL
 AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
--------------------------------------------------------------
 At least age 55 but prior to
         63rd Birthday                        4%
--------------------------------------------------------------
 At least age 63 but prior to
         76th Birthday                        5%
--------------------------------------------------------------
  On or after 76th birthday                   6%
--------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

How are the components for MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation section in the prospectus.)Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

What is the fee for MarketLock For Two?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from the portion of your contract value allocated to the Variable Portfolios, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock For Two?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the younger spouse is age 85 or younger at the time you elect the extension, they may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock For Two upon a spousal continuation?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Two upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock For Two be cancelled?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

Are there circumstances under which MarketLock For Two will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

     * If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be cancelled?"

SEASONS INCOME REWARDS

What is Seasons Income Rewards?

Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Purchase Payments made in the first 90 days after contract issue as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Seasons Income Rewards does not guarantee lifetime withdrawals but it may offer protection in the event your contract value declines due to unfavorable investment performance. If you are interested in a benefit that provides lifetime withdrawals PLEASE SEE MARKETLOCK AND MARKETLOCK FOR TWO ABOVE. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

Seasons Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Seasons Income Rewards?

You may only elect this feature at the time of contract issue. You may not change the option after election. Please refer to the Seasons Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Seasons Income Rewards, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect any other optional Living Benefit. Seasons Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Seasons Income Rewards calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Seasons Income Rewards options?

The table below is a summary of the three Seasons Income Rewards options we are currently offering.

SEASONS INCOME REWARDS SUMMARY:

----------------------------------------------------------------------------------------------------------
                                                                                            MINIMUM
                                                                                           WITHDRAWAL
                                                                                            PERIOD*
                                                                                          (IF MAXIMUM
                                                                        MAXIMUM              ANNUAL
                                      BENEFIT                            ANNUAL            WITHDRAWAL
                  MAXIMUM           AVAILABILITY       STEP-UP         WITHDRAWAL         AMOUNT TAKEN
 OPTION         ELECTION AGE            DATE            AMOUNT       PERCENTAGE***         EACH YEAR)
----------------------------------------------------------------------------------------------------------
    1      Age 80 or younger on       3 years          10%* of           10% of             11 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    2      Age 80 or younger on       5 years          20%* of           10% of             12 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    3      Age 70 or younger on       10 years         50%** of          10% of             15 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any payment enhancements and/or spousal continuation contributions. (See the Spousal Continuation section below.) Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

               ------------------------------------------------------------------
                      CONTRACT YEAR                         ANNUALIZED FEE
               ------------------------------------------------------------------
                        0-7 years                               0.65%
               ------------------------------------------------------------------
                        8-10 years                              0.45%
               ------------------------------------------------------------------
                           11+                                   None
               ------------------------------------------------------------------

What are the effects of withdrawals on Seasons Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:

        a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

        a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

IMPORTANT INFORMATION ABOUT SEASONS INCOME REWARDS

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SEASONS PROMISE

What is Seasons Promise?

Seasons Promise is an optional guaranteed minimum accumulation benefit offered on your contract. At the end of 10 full contract years ("Benefit Date"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s), adjusted for withdrawals, as specified below. Seasons Promise offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect Seasons Promise?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. Seasons Promise is not available if you elect any other optional living benefit.

Seasons Promise may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end Benefit Date.

How is the Benefit calculated for Seasons Promise?

The Benefit is a one-time adjustment to your contract in the event that your contract value on the Benefit Date is less than the Purchase Payments made in the contract's first 90 days.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the fee for Seasons Promise?

The annualized fee will be deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

---------------------------------------------------------
       CONTRACT YEAR               ANNUALIZED FEE*
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date.

What happens to Seasons Promise upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated until 10 full contract years have passed starting from the original issue date. Therefore, the corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information about Seasons Promise

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise would not protect the majority of those payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the Benefit Date your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 contract years. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE SEASONS PROMISE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your he/she has already elected another payout option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year payout option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Standard Death Benefit which is automatically included in your contract for no additional fee, and an optional enhanced death benefit, which you may elect for an additional fee.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

If you are age 83-85 at the time of contract issue, the standard death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments; or

        b. 125% of Contract Value.

OPTIONAL MAXIMUM ANNIVERSARY VALUE OPTION

You may elect the Maximum Anniversary Value option described below which can provide greater protection for your beneficiaries. You must elect the Maximum Anniversary Value option at the time you purchase your contract and once elected it cannot be terminated by you. The annualized fee for the Maximum Anniversary Value option is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as Separate Account or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.55% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for four complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:

  YEAR SINCE RECEIPT OF PURCHASE PAYMENT    1    2    3    4   5+
  --------------------------------------   ---  ---  ---  ---  ---
  Withdrawal Charge..........              7%   6%   6%   5%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds.

These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

     12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, except for the Seasons Managed Allocation Portfolios. The Seasons Managed Allocation Portfolios invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. We will deduct the contract maintenance fee on a pro-rata basis from the portion of your contract value allocated to the Variable Portfolios on your contract anniversary. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

-------------------------------------------------------------------------
                                                      ANNUALIZED FEE
-------------------------------------------------------------------------
  All years in which the feature is in effect             0.65%
-------------------------------------------------------------------------

OPTIONAL MARKETLOCK FOR TWO FEE

The annualized MarketLock For Two fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. It is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 Prior to Any Withdrawal                               0.40%
----------------------------------------------------------------------
 After the First Withdrawal                            0.80%
----------------------------------------------------------------------

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from the portion of your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
         0-7 years                      0.65%
---------------------------------------------------------
         8-10 years                     0.45%
---------------------------------------------------------
         11+ years                       none
---------------------------------------------------------

OPTIONAL SEASONS PROMISE FEE

The annualized Seasons Promise fee is calculated as a percentage of the portion of your contract value allocated to the Variable Portfolios minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios which equal the amount of the fee. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT FEE

The annualized fee for the optional Maximum Anniversary Value death benefit is 0.20% of the average daily ending net asset value allocated to the Variable Portfolio(s).

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may switch to the Income Phase any time 13 or more months after contract issue. You must provide us with a written request of the date you want annuity income payments to begin. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. While such benefits are not intended to adversely affect the tax treatment of distributions or of the contract, based on available guidance, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

     - for payment of health insurance if you are unemployed and meet certain requirements

     - distributions from IRAs for higher education expenses

     - distributions from IRAs for first home purchases

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
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FIRST SUNAMERICA

The Company is a stock life insurance company originally organized under the laws of the state of New York on December 5, 1978. Its principal place of business is 733 Third Avenue, New York, New York 10017. The Company conducts life insurance and annuity business in the state of New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company originally established the Separate Account, FS Variable Annuity Account Five, under New York law on August 1, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG, and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, ("American Home"), a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home, an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay support fees in the form of additional cash or non-cash compensation. These payments can take a variety of forms. They may be intended to reimburse the broker-dealer and/or a specific registered representative for specific expenses incurred or may be calculated as a percentage of sales, certain assets under management, and/or assets invested with us for a particular amount of time (persistency bonus). We may also pay support fees as a flat fee. These payments may be consideration for, among other things, presentation within the broker-dealer firm as a preferred product provider, greater access to train and educate the firm's registered representatives about our products, our participation in the firm's sales conferences and educational seminars and broker-dealers' due diligence on our products. Payment of these support fees may result in our products receiving more visible promotion within the firms than other insurers who might not make such payments or might pay smaller amounts. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees have a financial impact on the broker-dealer firm and your registered representative and therefore may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trusts' investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 99NY-SUN, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission ("SEC"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Amended Annual Report on Form 10-K/A for the year ended December 31, 2005, filed on June 19, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

First SunAmerica Life Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 99NY-SUN

THE FINANCIAL STATEMENTS OF THE COMPANY, THE SEPARATE ACCOUNT AND AMERICAN HOME CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). YOU MAY OBTAIN A FREE COPY OF THIS SAI IF YOU CONTACT OUR ANNUITY SERVICE CENTER AT (800) 99NY-SUN.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 99NY-SUN. The contents of the SAI are listed below.

Separate Account............................................    3
American Home Assurance Company.............................    3
General Account.............................................    3
Support Agreement Between the Company and AIG...............    3
Performance Data............................................    4
Annuity Income Payments.....................................    6
Annuity Unit Values.........................................    6
Taxes.......................................................    9
Distribution of Contracts...................................   14
Financial Statements........................................   14

APPENDIX A - DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION
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Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. FURTHERMORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse's death:

     A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greater of:

        1. Contract value; or

        2. Continuation Net Purchase Payments.

     B. If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit is the greater of:

        1. Contract value; or

        2. The lesser of:

          a. Continuation Net Purchase Payments; or

          b. 125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older on the date of death, the Standard Death Benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in good order at our Annuity Service Center.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Maximum Anniversary Value death benefit was selected by the original owner, the death benefit is as follows upon a Continuing Spouses's death;

     A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments; or

        c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 83rd birthday; plus any Purchase Payments received after that anniversary but received prior to the Continuing Spouse's 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     B. If the Continuing Spouse is age 83-85 on the Continuation Date the death benefit is the Standard Death Benefit, which is equal to, the greater of:

        1. Contract value; or

        2. The lesser of:

          a. Continuation Net Purchase Payments; or

          b. 125% of contract value.

The fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the death benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in good order at our Annuity Service Center. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is also the contract value. Therefore, if the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the Continuing Spouse's beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX B - OPTIONAL LIVING BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Seasons Income Rewards, MarketLock and MarketLock For Two features:

SEASONS INCOME REWARDS

     EXAMPLE 1 OF SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take up to $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTIONS 1 AND 2:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTION 3:

     Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 annually over a minimum of 11 years, plus $2,500 in the last Benefit Year.

     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME
                 REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock for Two features:

     EXAMPLE 1:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

     EXAMPLE 2:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take withdrawals of up to $8,400 annually over the next 13 years, plus $6,300 in the last Benefit Year.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base
     ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312 /$109,600= 97%), or $111,600 * 97% which equals $108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.51.

     EXAMPLE 5:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

     EXAMPLE 6:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

     EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,632. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,6321 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your contract value after this portion of the withdrawal is $110,800 ($118,000 -- $7,200), but your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432/$110,800 = 4%), or $120,000 x 96% which equals $115,200. Your new
     Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Elite Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to:  First SunAmerica Life Insurance Company, Annuity Service
   Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================

             FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY

                        FS VARIABLE ANNUITY ACCOUNT FIVE

           Seasons Triple Elite and Seasons Elite Variable Annuities

               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated September 29, 2006, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or writing us at:


    First SunAmerica Life Insurance Company
    Annuity Service Center
    P.O. Box 54299
    Los Angeles, California 90054-0299

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS SEPTEMBER 29, 2006.

===========================================================================
                                TABLE OF CONTENTS
===========================================================================

Separate Account .....................................................    3

American Home Assurance Company.......................................    3

General Account ......................................................    3

Support Agreement Between the Company and AIG ........................    3

Master-Feeder Structure...............................................    4

Performance Data .....................................................    5

Annuity Income Payments ..............................................    7

Annuity Unit Values ..................................................    7

Taxes ................................................................   10

Distribution of Contracts ............................................   15

Financial Statements .................................................   15

================================================================================
                                SEPARATE ACCOUNT
================================================================================

FS Variable Annuity Account Five ("Separate Account") was originally established by First SunAmerica Life Insurance Company (the "Company") on August 1, 1997 pursuant to the provisions of New York law, as a segregated asset account of the Company. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Select Portfolios, Focused Portfolios, Seasons Strategies and Seasons Managed Allocation Portfolios ("Variable Portfolio(s)"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by Separate Account charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).



================================================================================
                         AMERICAN HOME ASSURANCE COMPANY
================================================================================

American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. ("AIG").



================================================================================
                                 GENERAL ACCOUNT
================================================================================


The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available Fixed Account options and/or available DCA Fixed Account(s) available in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


Support Agreement Between the Company and AIG

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

                            MASTER-FEEDER STRUCTURE
                            -----------------------

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, AIG SunAmerica Asset Management Company ("AIG SAAMCo") does not provide any portfolio management services for the Feeder Funds. AIG SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, AIG SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

AIG SAAMCo has contractually agreed to waive 0.60% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Portfolio ceases to operate as a "feeder fund," AIG SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

   o Master funds commonly are not registered under the Securities Act of 1933. The Master Funds in which the Feeder Funds invest are registered under the Securities Act of 1933;

   o Master funds commonly sign the feeder funds' registration statement and have certain Securities Act liability with respect to the feeder funds' offering. The Board of Trustees of the Master Funds do not sign the Feeder Funds' registration statement and, therefore, do not incur any liability for the Feeder Funds offering;

   o Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, AIG SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, AIG SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

   o Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

================================================================================
                                PERFORMANCE DATA
================================================================================

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolio is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding underlying funds of Seasons Series Trust, ("Trust") modified to reflect the charges and expenses as if the contract had been in existence since the inception date of the Trust's underlying fund. Further, returns shown are for the original class of shares of the Trust, adjusted to reflect the fees and charges for the newer class of shares (for Class 3) until performance for the newer class becomes available. However, the actual shares purchased under this contract are Class 3 of the Trust. Returns of the newer class will be lower than those of the original class since the newer class of shares is subject to service fees of 0.25% for the Trust. The inception date of the Class 3 shares in Seasons Series Trust is November 17, 2003. In some cases a particular Variable Portfolio may have been available in another contract funded through this Separate Account. If the Variable Portfolio was incepted in this Separate Account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on underlying Trusts' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trust adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Trust has served since its inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

Performance data for the various Variable Portfolios are computed in the manner described below.


Cash Management Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

    Base Period Return = (EV - SV - CMF)/(SV)

    where:

    SV  = value of one Accumulation Unit at the start of a 7 day period

    EV  = value of one Accumulation Unit at the end of the 7 day period

    CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Select Portfolios, Focused Portfolios and/or Strategies and the general account so that each Select Portfolio's, Focused Portfolio's and/or Strategy's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Select Portfolio, Focused Portfolio and/or Strategy. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

    Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Portfolios

The Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

                       P (1 + T) TO THE POWER OF n = ERV

    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        E = Payment Enhancement Rate

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

     -    Using the three year surrender charge schedule available on contracts.

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                            ANNUITY INCOME PAYMENTS
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Initial Monthly Annuity Income Payment

The initial annuity income payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

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                               ANNUITY UNIT VALUES
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The value of an Annuity Unit is determined independently for each Select Portfolio, Focused Portfolio and Strategy. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Select Portfolio, Focused Portfolio or Strategy exceeds 3.5%, variable annuity payments derived from allocations to that Select Portfolio, Focused Portfolio or Strategy will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Select Portfolios, Focused Portfolios and/or Strategies elected, and the amount of each annuity income payment will vary accordingly. For each Select Portfolio, Focused Portfolio and/or Strategy, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Select Portfolio, Focused Portfolio or Strategy from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Select Portfolio, Focused Portfolio or Strategy for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of that month, and
(b) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of the preceding month.

The NIF for a Select Portfolio, Focused Portfolio or Strategy for a given month is a measure of the net investment performance of the Select Portfolio, Focused Portfolio or Strategy from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Select Portfolio, Focused Portfolio or Strategy invests; it is also reduced by Separate Account asset charges.

Illustrative Example

Assume that one share of a given Select Portfolio, Focused Portfolio or Strategy had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                       NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Select Portfolio, Focused Portfolio or Strategy from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Select Portfolio, Focused Portfolio or Strategy for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Select Portfolio, Focused Portfolio or Strategy (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Select Portfolio, Focused Portfolio or Strategy was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Annuity Income Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Select Portfolio, Focused Portfolio or Strategy. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31).
Assume also that the Annuity

Unit value for the Select Portfolio, Focused Portfolio or Strategy on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Select Portfolio, Focused Portfolio or Strategy on the Annuity Date and thus reflects the investment performance of the Select Portfolio, Focused Portfolio or Strategy net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Select Portfolio, Focused Portfolio or Strategy). The net investment performance of the Select Portfolio, Focused Portfolio or Strategy during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity income payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity income payments have begun, any underpayment that may have been made will be paid in full with the next annuity income payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity income payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity income payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

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                                     TAXES
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General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.***

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

-     after attainment of age 59 1/2;

-     when paid to your beneficiary after you die;

-     after you become disabled (as defined in the IRC);

- as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

- payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

-     dividends paid with respect to stock of a corporation described in IRC
      Section 404(k);

- for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

- payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

- for payment of health insurance if you are unemployed and meet certain requirements

-     distributions from IRAs for higher education expenses

-     distributions from IRAs for first home purchases

- amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

Under IRC section 72(e)(4)(c), if you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration, you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2006 is $15,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2006 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $44,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

================================================================================
                            DISTRIBUTION OF CONTRACTS
================================================================================

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.


================================================================================
                              FINANCIAL STATEMENTS
================================================================================

The financial statements of First SunAmerica Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, are incorporated by reference in this Statement of Additional Information to Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 5 under the Investment Company Act of 1940, File Nos. 333-116026 and 811-08369, filed on May 1, 2006, Accession No.
0000950148-06-000044. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The financial statements of FS Variable Annuity Account Five at April 30, 2006, and for each of the two years in the period ended April 30, 2006, are incorporated by reference to Post-Effective Amendment No. 7 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940, File Nos. 333-118218 and 811-08369, filed on July 28, 2006, Accession No.
0000950134-06-014174.


================================================================================
                       AMERICAN HOME FINANCIAL STATEMENTS
================================================================================

The statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended, are also incorporated by reference in this Statement of Additional Information to Post-Effective Amendment No. 23 under the Securities Act of 1933 and Amendment No. 24 under the Investment Company Act of 1940, File Nos. 033-39888 and 811-06313, filed on July 27, 2006, Accession No. 0000950134-06-014059, in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

You should only consider the financial statements of American Home that we incorporate by reference in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been included or are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                      INDEX





                                                                  Page
                                                                Number(s)
                                                               ----------

Report of Independent Registered Public Accounting Firm                --

Balance Sheet - December 31, 2005 and 2004                              1

Statement of Income and Comprehensive Income - Years Ended
  December 31, 2005, 2004, and 2003                                2 to 3

Statement of Cash Flows - Years Ended December 31, 2005,
  2004, and 2003                                                   4 to 5

Notes to Financial Statements                                     6 to 27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.


PricewaterhouseCoopers LLP
Los Angeles, California
April 17, 2006

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                  DECEMBER 31,

                                                                           2005              2004
                                                                       ------------      ------------

                                                                              (in thousands)

ASSETS

Investments and cash:
  Cash and short-term investments                                      $     53,538      $     24,858
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2005, $3,635,776;
     December 31, 2004, $2,919,279)                                       3,617,449         2,971,425
  Mortgage loans                                                            359,440           276,859
  Policy loans                                                               30,721            32,899
  Common stocks available for sale, at fair value (cost:
     December 31, 2005, $700; December 31, 2004, $700)                        1,319               705
  Securities lending collateral, at cost (approximates fair value)          862,400           517,644
                                                                       ------------      ------------

  Total investments and cash                                              4,924,867         3,824,390

Variable annuity assets held in separate accounts                           540,528           488,046
Accrued investment income                                                    35,993            32,486
Deferred acquisition costs                                                  210,553           157,729
Other deferred expenses                                                      36,584            19,139
Income taxes currently receivable from Parent                                 2,557                --
Other assets                                                                  9,285             9,033
                                                                       ------------      ------------

TOTAL ASSETS                                                           $  5,760,367      $  4,530,823
                                                                       ============      ============

LIABILITIES AND SHAREHOLDER'S EQUITY


Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts                                 $  3,654,022      $  2,863,048
  Reserves for universal life insurance contracts                           217,724           226,133
  Income taxes currently payable to Parent                                       --             2,540
  Securities lending payable                                                862,400           517,644
  Payable to brokers                                                         37,400                --
  Other liabilities                                                          40,656            31,807
                                                                       ------------      ------------

  Total reserves, payables and accrued liabilities                        4,812,202         3,641,172

Variable annuity liabilities related to separate accounts                   540,528           488,046

Deferred income taxes                                                        15,671            25,092
                                                                       ------------      ------------

Total liabilities                                                         5,368,401         4,154,310
                                                                       ------------      ------------

Shareholder's equity:
  Common stock                                                                3,000             3,000
  Additional paid-in capital                                                259,625           259,428
  Retained earnings                                                         135,196            92,082
  Accumulated other comprehensive (loss) income                              (5,855)           22,003
                                                                       ------------      ------------

Total shareholder's equity                                                  391,966           376,513
                                                                       ------------      ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                             $  5,760,367      $  4,530,823
                                                                       ============      ============




                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,




                                                                                    2005            2004            2003
                                                                                ------------    ------------    ------------

                                                                                               (in thousands)

REVENUES

  Fee income:
    Variable annuity policy fees, net of reinsurance                            $     10,140    $      8,903    $      8,077
    Universal life insurance policy fees, net of reinsurance                           5,376           5,354           5,289
    Surrender charges                                                                  4,461           2,999           1,744
                                                                                ------------    ------------    ------------
  Total fee income                                                                    19,977          17,256          15,110

  Premiums on reinsurance contract                                                    83,223           6,586              --

  Investment income                                                                  199,887         167,371         119,730
  Net realized investment gains (losses)                                             (11,948)         (2,655)          2,417
                                                                                ------------    ------------    ------------

Total revenues                                                                       291,139         188,558         137,257
                                                                                ------------    ------------    ------------

BENEFITS AND EXPENSES

  Interest expense:
     Fixed annuity contracts                                                         103,788          90,167          65,631
     Universal life insurance contracts                                               10,529          10,858          11,076
                                                                                ------------    ------------    ------------
  Total interest expense                                                             114,317         101,025          76,707

  Amortization of bonus interest                                                       3,690           2,411           1,038
  Claims on universal life insurance contracts, net of reinsurance recoveries          3,277           3,905           3,098
  Claims on reinsurance contract                                                      29,078           2,616              --
  Guaranteed benefits                                                                    553           1,193             816
  General and administrative expenses                                                  8,416           7,711           6,036
  Amortization of deferred acquisition costs                                          30,939          31,772          19,526
  Annual commissions                                                                   1,330           1,554           1,038
  Commissions on reinsurance contract                                                 38,332           3,034              --
                                                                                ------------    ------------    ------------

Total benefits and expenses                                                          229,932         155,221         108,259
                                                                                ------------    ------------    ------------

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                           61,207          33,337          28,998

Income tax expense                                                                    18,000           7,899          12,081
                                                                                ------------    ------------    ------------

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                  43,207          25,438          16,917

Cumulative effect of accounting change, net of tax                                        --          (2,013)             --
                                                                                ------------    ------------    ------------

NET INCOME                                                                      $     43,207    $     23,425    $     16,917
                                                                                ============    ============    ============





                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                      2005            2004            2003
                                                                                  ------------    ------------    ------------

                                                                                                 (in thousands)

OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Net unrealized gains (losses) on debt and equity securities available for sale identified in the current period, less related amortization of deferred acquisition costs and other deferred expenses
                                                                                  $    (56,005)   $      4,118    $      8,750

Less reclassification adjustment for net realized (gains) losses
     included in net income                                                             13,146           1,364          (1,719)

Income tax benefit (expense)                                                            15,001          (1,919)         (2,461)
                                                                                  ------------    ------------    ------------

OTHER COMPREHENSIVE INCOME (LOSS)                                                      (27,858)          3,563           4,570
                                                                                  ------------    ------------    ------------

COMPREHENSIVE INCOME                                                              $     15,349    $     26,988    $     21,487
                                                                                  ============    ============    ============








                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                   2005            2004            2003
                                                                               ------------    ------------    ------------

                                                                                               (in thousands)

      CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income                                                               $     43,207    $     23,425    $     16,917
      Adjustments to reconcile net income to net cash provided by operating activities:
        Cumulative effect of accounting change, net of tax                               --           2,013              --
        Interest credited to:
         Fixed annuity contracts                                                    103,788          90,167          65,631
         Universal life insurance contracts                                          10,529          10,858          11,076
       Net realized investment losses (gains)                                        11,948           2,655          (2,417)
       Amortization of net premiums (discounts) on investments                        4,570           5,730          (2,493)
       Amortization of deferred acquisition costs and other deferred expenses        34,629          34,183          20,564
       Acquisition costs deferred                                                   (59,733)        (35,395)        (79,439)
       Provision for deferred income taxes                                            5,580         (17,639)          9,040
       Change in:
         Accrued investment income                                                   (3,507)         (4,909)        (11,728)
         Income taxes currently payable to/receivable from Parent                    (5,097)          3,900           8,471
         Other assets                                                                  (252)         (7,284)           (348)
         Other liabilities                                                              736           1,633           6,304
      Other, net                                                                     (4,912)         (2,283)         (9,270)
                                                                               ------------    ------------    ------------

      NET CASH PROVIDED BY OPERATING ACTIVITIES                                     141,486         107,054          32,308
                                                                               ------------    ------------    ------------

      CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of:
        Bonds, notes and redeemable preferred stocks                             (2,148,470)       (992,875)     (1,883,889)
        Mortgage loans                                                             (156,481)        (82,533)        (53,070)
        Other investments, excluding short-term investments                              --              --            (771)
      Sales of:
        Bonds, notes and redeemable preferred stocks                              1,201,469         428,717         399,240
        Other investments, excluding short-term investments                             425             112           1,522
      Redemptions and maturities of:
        Bonds, notes and redeemable preferred stocks                                252,644         217,010         284,025
        Mortgage loans                                                               74,058          21,413          30,846
        Other investments, excluding short-term investments                           1,001           1,513           1,572
      Change in securities lending collateral                                      (344,756)       (362,888)       (125,187)
                                                                               ------------    ------------    ------------

      NET CASH USED IN INVESTING ACTIVITIES                                    $ (1,120,110)   $   (769,531)   $ (1,345,712)
                                                                               ------------    ------------    ------------








                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                           2005            2004            2003
                                                                       ------------    ------------    ------------
                                                                                      (in thousands)

 CASH FLOWS FROM FINANCING ACTIVITIES:
 Deposits received on:
   Fixed annuity contracts                                             $    964,929    $    435,109    $  1,287,753
   Universal life insurance contracts                                         9,017           9,419           9,436
 Net exchanges from the fixed accounts of variable annuity contracts        (20,263)        (15,532)            427
 Withdrawal payments on:
   Fixed annuity contracts                                                 (212,748)       (151,329)       (114,000)
   Universal life insurance contracts                                        (9,187)         (8,261)         (7,522)
 Claims and annuity payments, net of reinsurance, on:
   Fixed annuity contracts                                                  (54,108)        (31,615)        (24,551)
   Universal life insurance contracts                                       (15,092)        (17,355)        (12,270)
 Change in securities lending payable                                       344,756         362,888         125,187
 Capital contributions                                                           --              --         115,000
                                                                       ------------    ------------    ------------

 NET CASH PROVIDED BY FINANCING ACTIVITIES                                1,007,304         583,324       1,379,460
                                                                       ------------    ------------    ------------

 NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                  28,680         (79,153)         66,056

 CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                      24,858         104,011          37,955
                                                                       ------------    ------------    ------------


 CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                      $     53,538    $     24,858    $    104,011
                                                                       ============    ============    ============


 SUPPLEMENTAL CASH FLOW INFORMATION:

 Net income taxes paid to Parent                                       $     17,517    $     21,639    $      5,430
                                                                       ============    ============    ============



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


1.   BASIS OF PRESENTATION

     First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

     The Company is a life insurance company principally involved in the business of writing fixed and variable annuities for retirement savings. Other than its contract to reinsure credit life and health insurance policies discussed in Note 8, the majority of the Company's revenues are derived from customers in the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two financial institutions represented approximately 10% each of deposits in the year ended December 31, 2005. Two financial institutions represented approximately 13% and 11% of deposits in the year ended December 31, 2004. One financial institution represented approximately 16% and one independent broker-dealer represented approximately 15% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period's presentation.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

     The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $843,318,000 and $507,000,000 as of December 31, 2005 and 2004,
     respectively and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the balance sheet as of December 31, 2005 and 2004, respectively. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

     The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income. Impairment writedowns totaled $8,092,000, $759,000 and $3,139,000 in the years ending December 31, 2005, 2004 and 2003, respectively.

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

     DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed annuity contracts, fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

     The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder's equity.

     The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

     OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization.

     The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

     VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the statement of income and comprehensive income.

     RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS: Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

     RESERVE FOR GUARANTEED BENEFITS: Reserve for guaranteed minimum death benefits ("GMDB") is accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and is included in other liabilities on the balance sheet. See Note 7.

     FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Beginning in 2004, the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

     RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $2,013,000 ($3,098,000 pre-tax) to reflect the liability and the related impact of DAC as of January 1, 2004.

     At the March 2004 meeting, the Emerging Issue Task Force ("EITF") reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the Financial Accounting Standards Board ("FASB") issued FASB staff pronouncement ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

     On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements based on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

     On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

     On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), and amendment of FAS 140 and FAS
     133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. FAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of the Company's fiscal year that begins after September 15,

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has decided to early adopt FAS 155 effective January 1, 2006, and is assessing the effect of this change in accounting.

3.   INVESTMENTS

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                         Amortized         Estimated
                                            Cost          Fair Value
                                        ------------     ------------

                                               (in thousands)


     AT DECEMBER 31, 2005:

     U.S. government securities         $     17,722     $     17,903
     Mortgage-backed securities            1,380,307        1,371,683
     Securities of public utilities          118,946          120,160
     Corporate bonds and notes             1,729,552        1,716,235
     Other debt securities                   389,249          391,468
                                        ------------     ------------

                  Total                 $  3,635,776     $  3,617,449
                                        ============     ============



                                         Amortized         Estimated
                                            Cost          Fair Value
                                        ------------     ------------

                                               (in thousands)

     AT DECEMBER 31, 2004:

     U.S. government securities         $     18,743     $     19,358
     Mortgage-backed securities              753,378          771,642
     Securities of public utilities          120,769          125,369
     Corporate bonds and notes             1,599,497        1,624,383
     Other debt securities                   426,892          430,673
                                        ------------     ------------

                  Total                 $  2,919,279     $  2,971,425
                                        ============     ============

     At December 31, 2005, bonds and notes included $59,528,000 not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 7 industries with 31%, 22%, 12% and 11% concentrated in consumer cyclical products, consumer non-cyclical products, basic industrial and telecommunications industries, respectively. No other industry concentration constituted more than 10% of these assets.

     At December 31, 2005, mortgage loans were collateralized by properties located in 28 states, with loans totaling approximately 20%, 12% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Florida and Texas, respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

     At December 31, 2005, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $4,017,000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


3.   INVESTMENTS (Continued):

     At December 31, 2005, $559,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

     The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2005, follow:




                                                                     Estimated
                                                Amortized Cost       Fair Value
                                                --------------     --------------

                                                         (in thousands)


     Due in one year or less                    $      102,019     $      103,432
     Due after one year through five years             704,482            699,466
     Due after five years through ten years          1,030,703          1,022,735
     Due after ten years                               418,265            420,133
     Mortgage-backed securities                      1,380,307          1,371,683
                                                --------------     --------------

                  Total                         $    3,635,776     $    3,617,449
                                                ==============     ==============

     Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

     Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:



                                         Gross Unrealized       Gross Unrealized
                                              Gains                  Losses
                                        ------------------     ------------------

                                                     (in thousands)


     AT DECEMBER 31, 2005:

     U.S. government securities         $              183     $               (2)
     Mortgage-backed securities                      8,302                (16,926)
     Securities of public utilities                  2,359                 (1,145)
     Corporate bonds and notes                      12,568                (25,885)
     Other debt securities                           3,892                 (1,673)
                                        ------------------     ------------------

     Total                              $           27,304     $          (45,631)
                                        ==================     ==================

     AT DECEMBER 31, 2004:


     U.S. government securities         $              634     $              (19)
     Mortgage-backed securities                     20,512                 (2,248)
     Securities of public utilities                  4,873                   (273)
     Corporate bonds and notes                      33,360                 (8,474)
     Other debt securities                           6,263                 (2,482)
                                        ------------------     ------------------

     Total                              $           65,642     $          (13,496)
                                        ==================     ==================

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


3.   INVESTMENTS (Continued):

     Gross unrealized gains on equity securities aggregated $619,000 and $5,000 at December 31, 2005 and 2004, respectively. There were no gross unrealized losses on equity securities at December 31, 2005 and 2004, respectively.

     The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004 (dollars in thousands):


                              Less than 12 Months                   12 Months or More                           Total
                     ------------------------------------   ------------------------------------  --------------------------------
                                  Unrealized                             Unrealized                            Unrealized
December 31, 2005    Fair Value      Loss         Items     Fair Value      Loss        Items     Fair Value      Loss       Items
                     ----------   ----------   ----------   ----------   ----------   ----------  ----------   ---------- --------
U.S. government
securities           $      865   $       (2)           1   $       --   $       --           --  $      865   $       (2)       1
Mortgage-backed
securities              790,102      (14,262)         164       54,771       (2,664)          13     844,873      (16,926)     177
Securities of public
utilities                49,323         (712)          15       14,557         (433)           4      63,880       (1,145)      19
Corporate bonds and
notes                   920,435      (16,420)         226      225,876       (9,465)          48   1,146,311      (25,885)     274
Other debt
securities               93,872         (895)          17       47,772         (778)          10     141,644       (1,673)      27
                     ----------   ----------   ----------   ----------   ----------   ----------  ----------   ----------   ------

Total                $1,854,597   $  (32,291)         423   $  342,976   $  (13,340)          75  $2,197,573   $  (45,631)     498
                     ==========  ==========    ==========   ==========   ==========   ==========  ==========   ==========   ======


                              Less than 12 Months                   12 Months or More                            Total
                     ------------------------------------  ------------------------------------   ---------------------------------
                                  Unrealized                            Unrealized                             Unrealized
December 31, 2004    Fair Value      Loss         Items    Fair Value      Loss        Items      Fair Value      Loss       Items
                     ----------   ----------   ----------  ----------   ----------   ----------   ----------   ----------   -------
U.S. government
securities           $    2,001   $      (19)           1  $       --   $       --           --   $    2,001   $      (19)       1
Mortgage-backed
securities              152,192       (1,887)          31      13,802         (361)           7      165,994       (2,248)      38
Securities of public
utilities                22,303         (273)           6          --           --           --       22,303         (273)       6
Corporate bonds and
notes                   385,522       (4,043)          85      72,370       (4,431)          12      457,892       (8,474)      97
Other debt
securities               97,774       (1,926)          17      26,848         (556)           7      124,622       (2,482)      24
                     ----------   ----------   ----------  ----------   ----------   ----------   ----------   ----------   ------

Total                $  659,792   $   (8,148)         140  $  113,020   $   (5,348)          26   $  772,812   $  (13,496)      166
                     ==========   ==========   ==========  ==========   ==========   ==========   ==========   ==========   =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


3.   INVESTMENTS (Continued):

     Realized investment gains and losses include the following:



                                                   Years ended December 31,
                                         --------------------------------------------
                                             2005            2004            2003
                                         ------------    ------------    ------------

                                                        (in thousands)

     Bonds, notes and redeemable
       preferred stocks                  $    (11,197)   $     (1,636)   $      2,725
     Common stocks                                425            (180)            183
     Other invested assets                     (1,176)           (839)           (491)
                                         ------------    ------------    ------------

     Net realized investment
       gains (losses)                    $    (11,948)   $     (2,655)   $      2,417
                                         ============    ============    ============


     Realized investment gains and losses on the sales of bonds, notes and redeemable preferred stock and equity securities are as follows:



                                                     Years ended December 31,
                                         --------------------------------------------
                                             2005            2004            2003
                                         ------------    ------------    ------------

                                                        (in thousands)

     BONDS, NOTES AND REDEEMABLE
       PREFERRED STOCKS:
         Realized gains                  $      5,674    $      2,903    $      9,001
         Realized losses                       (9,040)         (4,245)         (3,315)

     COMMON STOCKS:
         Realized gains                           425               1             202
         Realized losses                           --            (180)            (20)


     The sources and related amounts of investment income are as follows:




                                                    Years Ended December 31,
                                         --------------------------------------------
                                             2005            2004            2003
                                         ------------    ------------    ------------

                                                       (in thousands)


     Short-term investments              $      2,394    $        428    $        848
     Bonds, notes and redeemable
       preferred stocks                       174,234         149,869         103,197
     Mortgage loans                            19,499          15,161          13,552
     Policy loans                               2,497           2,682           2,819
     Securities lending                         2,616             689              55
                                         ------------    ------------    ------------

     Gross investment income                  201,240         168,829         120,471
     Less: investment expenses                 (1,353)         (1,458)           (741)
                                         ------------    ------------    ------------

     Total investment income             $    199,887    $    167,371    $    119,730
                                         ============    ============    ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

     BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

     POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

     COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

     SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.


     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     The estimated fair values of the Company's financial instruments at December 31, 2005 and 2004 compared with their respective carrying values are as follows:

                                                      Carrying Value     Fair Value
                                                      --------------   --------------

                                                               (in thousands)


     AT DECEMBER 31, 2005:

     ASSETS:
        Cash and short-term investments               $       53,538   $       53,538
        Bonds, notes and redeemable
          preferred stocks                                 3,617,449        3,617,449
        Mortgage loans                                       359,440          364,679
        Policy loans                                          30,721           30,721
        Common stock                                           1,319            1,319
        Securities lending collateral                        862,400          862,400

     LIABILITIES:
        Reserves for fixed annuity contracts          $    3,654,022   $    3,619,818
        Securities lending payable                           862,400          862,400




                                                      Carrying Value     Fair Value
                                                      --------------   --------------

                                                               (in thousands)


     AT DECEMBER 31, 2004:

     ASSETS:
        Cash and short-term investments               $       24,858   $       24,858
        Bonds, notes and redeemable
          preferred stocks                                 2,971,425        2,971,425
        Mortgage loans                                       276,859          284,054
        Policy loans                                          32,899           32,899
        Common stock                                             705              705
        Securities lending collateral                        517,644          517,644

     LIABILITIES:
        Reserves for fixed annuity contracts          $    2,863,048   $    2,827,611
        Securities lending payable                           517,644          517,644

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:



                                                           Years Ended December 31,
                                                         ----------------------------
                                                             2005            2004
                                                         ------------    ------------

                                                                 (in thousands)

     Balance at beginning of year                        $    157,729    $    161,828
     Acquisition costs deferred                                59,733          35,395
     Effect of net unrealized
       (gains) losses on securities                            24,030          (5,915)
     Amortization charged to income                           (30,939)        (31,772)
     Cumulative effect of SOP 03-1                                 --          (1,807)
                                                         ------------    ------------

        Balance at end of year                           $    210,553    $    157,729
                                                         ============    ============


6.   OTHER DEFERRED EXPENSES

     The following table summarizes the activity in other deferred expenses:



                                                           Years Ended December 31,
                                                         ----------------------------
                                                             2005            2004
                                                         ------------    ------------

                                                                (in thousands)

     Balance at beginning of year                        $     19,139    $     16,098
     Expenses deferred                                         18,165           6,037
     Effect of net unrealized
       (gains) losses on securities                             2,970            (585)
     Amortization charged to income                            (3,690)         (2,411)
                                                         ------------    ------------

       Balance at end of year                            $     36,584    $     19,139
                                                         ============    ============



7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death or at specified dates during the accumulation period. Such benefits are referred to as GMDB and guaranteed minimum account value ("GMAV"), respectively.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees in the statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits in the statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the statement of income and comprehensive income.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


7.   GUARANTEED BENEFITS (Continued)

     Guaranteed minimum death benefits ("GMDB") is a feature issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of the contract holder's account value or a guaranteed minimum death benefit that varies by product and election by the contract holder. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     Guaranteed minimum account value ("GMAV") is a feature the Company began offering on certain variable annuity products in June of 2004. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Changes in the market value of the GMAV benefit is recorded in net realized gains/losses in the accompanying statement of income and comprehensive income.

     Guaranteed minimum withdrawal benefit ("GMWB") is a feature the Company began offering on certain variable annuity products in June of 2005. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Changes in the market value of the GMWB benefit is recorded in net realized investment gains/losses in the accompanying statement of income and comprehensive income.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



7.   GUARANTEED BENEFITS (Continued)

     Details concerning the Company's guaranteed benefit exposures are as follows:


                                                                             Highest Specified
                                                                                Anniversary
                                                                               Account Value
                                                                                   Minus
                                                        Return of Net         Withdrawals Post
                                                          Deposits              Anniversary
                                                     ------------------      ------------------

                                                                (dollars in thousands)

     AT DECEMBER 31, 2005:

     In the event of death (GMDB):
          Account value                              $          155,627      $          672,611
          Net amount at risk (a)                                    256                  39,801
          Average attained age of contract holders                   66                      62
          Range of guaranteed minimum return rates                    0%                      0%

     Accumulation at specified date (GMAV):
          Account value                              $           46,256      $
          Net amount at risk (b)                                      5
          Weighted average period remaining until
            guaranteed payment                                9.3 Years

     Accumulation at specified date (GMWB):
          Account value                              $           18,746      $
          Net amount at risk (c)                                      7
          Weighted average period remaining
            until guaranteed payment                         17.9 Years

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


7.   GUARANTEED BENEFITS (Continued)



                                                                            Highest Specified
                                                                               Anniversary
                                                                              Account Value
                                                                                  Minus
                                                     Return of Net          Withdrawals Post
                                                        Deposits               Anniversary
                                                   ------------------      ------------------

                                                           (dollars in thousands)

     AT DECEMBER 31, 2004:

     In the event of death (GMDB):
     Account value                                 $          148,283      $          649,952
     Net amount at risk (a)                                       348                  57,713
     Average attained age of contract holders                      65                      62
     Range of guaranteed minimum return rates                       0%                      0%

     Accumulation at specified date (GMAV):
     Account value                                 $           16,314      $
     Net amount at risk (b)                                        --
     Weighted average period remaining until
       guaranteed payment                                   9.8 Years

     Accumulation at specified date (GMWB):
     Account value                                 $               --      $
     Net amount at risk                                            --
     Weighted average period remaining until
       guaranteed payment                                          --


     (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

     (b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

     (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $4.2 million and is payable no sooner than 10 years from the end of the waiting period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:



                                            Years Ended December 31,
                                         ------------------------------
                                             2005             2004 (d)
                                         ------------      ------------

                                                 (in thousands)

     Balance at beginning of year        $      1,899      $      1,640
        Guaranteed benefits incurred              553             1,193
        Guaranteed benefits paid                 (470)             (934)
                                         ------------      ------------

     Balance at end of year              $      1,982      $      1,899
                                         ------------      ------------

          (d) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and 2004:
          o Data used was 5,000 stochastically generated investment performance scenarios.
          o    Mean investment performance assumption was 10%.
          o    Volatility assumption was 16%.
          o    Mortality was assumed to be 64% of the 75-80 ALB table.
          o Lapse rates vary by contract type and duration and range from 0% to 40%.
          o    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Universal life insurance fees are presented net of reinsurance premiums of $7,423,000, $7,275,000 and $7,132,000 in 2005, 2004 and 2003, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $6,303,000, $8,855,000 and $3,645,000 in 2005, 2004 and 2003,
     respectively.

     On November 1, 2004, the Company entered a contract to reinsure credit life and health insurance policies. The Company receives a share of premium for the reinsured policies and will indemnify the reinsured for a proportionate share of these liabilities while the reinsured retains the assets and corresponding reserve liabilities. The contract is considered modified coinsurance and as such the reinsurance claims payable is offset against reinsurance premiums receivable and included in other assets on the balance sheet. The treaty is for one year with the option to renew annually and may be terminated by either party with 180 days advance notice. The treaty was not terminated in 2005.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     At December 31, 2005, the Company has commitments to purchase approximately $1,000,000 of asset backed securities in the ordinary course of business. These commitments will expire in 2006.

     Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

     On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)




10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2005 and December 31, 2004, 300 shares were outstanding.

     Changes in shareholder's equity are as follows:



                                                               Years ended December 31,
                                                   ------------------------------------------------
                                                       2005              2004              2003
                                                   ------------      ------------      ------------

                                                                   (in thousands)

     ADDITIONAL PAID-IN CAPITAL:
       Beginning balances                          $    259,428      $    259,428      $    144,428
       Capital contributions by Parent                      197                --           115,000
                                                   ------------      ------------      ------------

       Ending balances                             $    259,625      $    259,428      $    259,428
                                                   ============      ============      ============

     RETAINED EARNINGS:
       Beginning balances                          $     92,082      $     68,657      $     51,740
       Net income                                        43,207            23,425            16,917
       Adjustment for SICO compensation
         (See Note 12)                                      (93)               --                --
                                                   ------------      ------------      ------------

       Ending balances                             $    135,196      $     92,082      $     68,657
                                                   ============      ============      ============

     ACCUMULATED OTHER COMPREHENSIVE
       INCOME (LOSS):
       Beginning balances                          $     22,003      $     18,440      $     13,870
       Change in net unrealized gains
         on debt securities available for sale          (70,473)           11,981             5,138
       Change in net unrealized gains (losses)
         on equity securities available for sale            614                 1               493
       Change in adjustment to deferred
         acquisition costs and other
         deferred expenses                               27,000            (6,500)            1,400
       Tax effects of net changes                        15,001            (1,919)           (2,461)
                                                   ------------      ------------      ------------

       Ending balances                             $     (5,855)     $     22,003      $     18,440
                                                   ============      ============      ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:



                                                         December 31,      December 31,
                                                             2005              2004
                                                         ------------      ------------

                                                                (in thousands)

     Gross unrealized gains                              $     27,923      $     65,647
     Gross unrealized losses                                  (45,631)          (13,496)
     Adjustment to DAC and other deferred expenses              8,700           (18,300)
     Deferred income taxes                                      3,153           (11,848)
                                                         ------------      ------------

     Accumulated other comprehensive income (loss)       $     (5,855)     $     22,003
                                                         ============      ============

     On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

     Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. Dividends of $16,471,000 can be paid to the shareholder during 2006 without prior approval of the New York Superintendent of Insurance.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2005 and 2004 was approximately $10,979,000 and $41,524,000, respectively. Net loss for the year ended December 31, 2003 was $28,065,000. The Company's statutory capital and surplus totaled approximately $268,572,000, $261,706,000 and $213,084,000 at December 31,
     2005, 2004 and 2003, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:



                                                     Years Ended December 31,
                                         -----------------------------------------------
                                             2005             2004              2003
                                         ------------     ------------      ------------

                                                         (in thousands)

     Current                             $     12,420     $     25,539      $      3,041
     Deferred                                   5,580          (17,640)            9,040
                                         ------------     ------------      ------------

     Total income tax expense            $     18,000     $      7,899      $     12,081
                                         ============     ============      ============

     The U.S. Federal income tax rate is 35% for 2005, 2004 and 2003. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



11.  INCOME TAXES (Continued)



                                                           Years Ended December 31,
                                              ------------------------------------------------
                                                  2005              2004              2003
                                              ------------      ------------      ------------

                                                               (in thousands)

     Amount computed at Federal rate          $     21,422      $     11,668      $     10,149
     Increases (decreases) resulting from:
        State income taxes, net of federal
           tax benefit                              (1,898)            3,250             1,447
        Dividends received deduction                  (501)             (386)             (315)
        Adjustment to prior year tax
           liability (a)                                --            (6,633)               --
        Other, net                                  (1,023)               --               800
                                              ------------      ------------      ------------

     Total income tax expense                 $     18,000      $      7,899      $     12,081
                                              ============      ============      ============

          (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:


                                                            Years Ended December 31,
                                                         ------------------------------
                                                             2005              2004
                                                         ------------      ------------

                                                                 (in thousands)

     DEFERRED TAX ASSETS:
       Investments                                       $         --      $        959
       Contract holder reserves                                42,060            27,931
        Net unrealized gains on debt and equity
         securities available for sale                          3,153                --
       Other assets                                             5,818             7,477
                                                         ------------      ------------

       Total deferred tax assets                               51,031            36,367
                                                         ------------      ------------

     DEFERRED TAX LIABILITIES:
       Deferred acquisition costs and
        other deferred expenses                          $    (65,282)     $    (49,383)
       Investments                                             (1,420)               --
       Other liabilities                                           --              (228)
       Net unrealized gains on debt and equity
         securities available for sale                             --           (11,848)
                                                         ------------      ------------

       Total deferred tax liabilities                         (66,702)          (61,459)
                                                         ------------      ------------
       Deferred income taxes                             $    (15,671)     $    (25,092)
                                                         ============      ============

     The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



12.  RELATED-PARTY MATTERS

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the SICO Plans' participants.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $93,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $104,000 year ended December 31, 2005 and is included in general and administrative expenses in the statement of income and comprehensive income.

     On October 28, 2005, the Company amended an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $10,000,000. This amended agreement will expire on October 27, 2006. There was no outstanding balance under this agreement at December 31, 2005.

     On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC") whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2005.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)



12.  RELATED-PARTY MATTERS (Continued)

     On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2005.

     In 2005 the Company paid commissions to ten affiliated companies: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Sentra Securities Corp.; Spelman & Co., Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $1,042,000, $996,000 and $1,063,000 for the years ended December 31, 2005,
     2004 and 2003, respectively. These affiliated broker-dealers represented approximately 1% 3% and 1% of premiums for the years ended December 31, 2005, 2004 and 2003, respectively.

     Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $7,597,000, $7,925,000 and $5,250,000 for the years ended December 31, 2005, 2004 and 2003, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2,070,000, $2,138,000 and $3,855,000, in 2005, 2004 and 2003 respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

     AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $1,638,000, $1,138,000 and $841,000 for the years ended December 31, 2005, 2004 and 2003, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $3,409,000, $1,605,000 and $4,010,000 in 2005, 2004 and 2003,
     respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,241,000, $2,223,000 and $1,232,000 for the years ended December 31, 2005, 2004 and
     2003, respectively.

     The Company incurred $1,039,000, $629,000 and $106,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2005, 2004 and 2003, respectively.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $1,790,000 and $1,537,000 in 2005 and 2004 respectively, and are included in variable annuity policy fees in the statement of income and comprehensive income. A fee of $150,000, and $1,620,000 was paid under a different agreement in 2004 and 2003, respectively.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders' surplus of not

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)


12.  RELATED-PARTY MATTERS (Continued)

     less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders' have the right to enforce the guarantee directly against American Home. American Home's statutory financial Statements are contained in the Company's product filings with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

                        FS VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                             APRIL 30, 2006 AND 2005

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2006 AND 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ..................    1
Statement of Assets and Liabilities, April 30, 2006 ......................    2
Schedule of Portfolio Investments, April 30, 2006 ........................    5
Statement of Operations, for the year ended April 30, 2006 ...............    6
Statement of Changes in Net Assets, for the year ended April 30, 2006 ....    9
Statement of Changes in Net Assets, for the period from December 20, 2004
   (inception) to April 30, 2005 .........................................   12
Notes to Financial Statements ............................................   15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Annuity Account Five, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at April 30, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
July 13, 2006

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

                                                     Moderate   Balanced  Conservative  Large Cap  Large Cap  Large Cap   Mid Cap
                                           Growth     Growth     Growth      Growth       Growth   Composite    Value      Growth
                                          Strategy   Strategy   Strategy    Strategy    Portfolio  Portfolio  Portfolio  Portfolio
                                         (Class 3)  (Class 3)  (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                         ---------  ---------  ---------  ------------  ---------  ---------  ---------  ---------
Assets:
   Investments in Seasons Series Trust
      (Class 3), at net asset value       $106,347   $801,507   $643,750     $89,391     $244,604   $43,538    $373,348   $255,105
Liabilities:                                     0          0          0           0            0         0           0          0
                                          --------   --------   --------     -------     --------   -------    --------   --------
                                          $106,347   $801,507   $643,750     $89,391     $244,604   $43,538    $373,348   $255,105
                                          ========   ========   ========     =======     ========   =======    ========   ========
Net assets:
   Accumulation units                      106,347    801,507    643,750      89,391      244,604    43,538     373,348    255,105
   Contracts in payout (annuitization)
      period                                     0          0          0           0            0         0           0          0
                                          --------   --------   --------     -------     --------   -------    --------   --------
      Total net assets                    $106,347   $801,507   $643,750     $89,391     $244,604   $43,538    $373,348   $255,105
                                          ========   ========   ========     =======     ========   =======    ========   ========
Accumulation units outstanding               5,944     46,516     39,141       5,667       25,684     4,292      26,456     14,053
                                          ========   ========   ========     =======     ========   =======    ========   ========
Contracts with total expenses of 1.40%:
   Net Assets                             $  1,811   $  2,948   $633,650     $35,685     $ 21,979   $    --    $ 79,077   $212,585
   Accumulation units outstanding              101        170     38,514       2,253        2,299        --       5,487     11,702
   Unit value of accumulation units       $  17.93   $  17.34   $  16.45     $ 15.84     $   9.56   $    --    $  14.41   $  18.17
Contracts with total expenses of 1.55%:
   Net Assets                             $ 63,512   $320,760   $     --     $13,429     $219,220   $    --    $259,990   $ 32,576
   Accumulation units outstanding            3,535     18,615         --         844       23,025        --      18,549      1,796
   Unit value of accumulation units       $  17.97   $  17.23   $     --     $ 15.91     $   9.52   $    --    $  14.02   $  18.14
Contracts with total expenses of 1.60%:
   Net Assets                             $ 39,679   $471,374   $  1,208     $ 1,194     $  2,086   $ 1,215    $ 24,104   $  2,238
   Accumulation units outstanding            2,232     27,351         74          76          220       119       1,682        124
   Unit value of accumulation units       $  17.78   $  17.23   $  16.32     $ 15.71     $   9.48   $ 10.21    $  14.33   $  18.05
Contacts with total expenses of 1.75%:
   Net Assets                             $  1,345   $  6,425   $  8,892     $39,083     $  1,319   $42,323    $ 10,177   $  7,706
   Accumulation units outstanding               76        380        553       2,494          140     4,173         738        431
   Unit value of accumulation units       $  17.70   $  16.91   $  16.08     $ 15.67     $   9.42   $ 10.14    $  13.79   $  17.88

                See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                    Mid Cap              International   Diversified     Cash       Focus    Focus Growth    Focus
                                     Value    Small Cap      Equity     Fixed Income  Management    Growth    and Income     Value
                                   Portfolio  Portfolio    Portfolio      Portfolio    Portfolio  Portfolio    Portfolio   Portfolio
                                   (Class 3)  (Class 3)    (Class 3)      (Class 3)    (Class 3)  (Class 3)    (Class 3)   (Class 3)
                                   ---------  ---------  -------------  ------------  ----------  ---------  ------------  ---------
Assets:
   Investments in Seasons Series
      Trust (Class 3), at net
      asset value                   $654,914   $596,709     $894,223      $116,944     $940,013    $292,884     $70,458     $504,481
Liabilities:                               0          0            0             0            0           0           0            0
                                    --------   --------     --------      --------     --------    --------     -------     --------
                                    $654,914   $596,709     $894,223      $116,944     $940,013    $292,884     $70,458     $504,481
                                    ========   ========     ========      ========     ========    ========     =======     ========
Net assets:
   Accumulation units                654,914    596,709      894,223       116,944      940,013     292,884      70,458      504,481
   Contracts in payout
      (annuitization) period               0          0            0             0            0           0           0            0
                                    --------   --------     --------      --------     --------    --------     -------     --------
      Total net assets              $654,914   $596,709     $894,223      $116,944     $940,013    $292,884     $70,458     $504,481
                                    ========   ========     ========      ========     ========    ========     =======     ========
Accumulation units outstanding        28,625     46,460       79,167        10,121       88,126      36,219       6,709       31,448
                                    ========   ========     ========      ========     ========    ========     =======     ========
Contracts with total expenses
   of 1.40%:
   Net Assets                       $309,988   $228,627     $ 95,953      $ 30,002     $456,669    $ 61,186     $65,098     $225,363
   Accumulation units outstanding     13,124     17,786        8,432         2,544       42,537       7,555       6,194       13,961
   Unit value of accumulation
      units                         $  23.62   $  12.85     $  11.38      $  11.79     $  10.74    $   8.10     $ 10.51     $  16.14
Contracts with total expenses
   of 1.55%:
   Net Assets                       $323,072   $359,850     $476,996      $ 67,708     $319,069    $228,202     $ 2,741     $276,454
   Accumulation units outstanding     14,563     28,024       42,293         5,934       29,969      28,227         262       17,319
   Unit value of accumulation
      units                         $  22.18   $  12.84     $  11.28      $  11.41     $  10.65    $   8.08     $ 10.46     $  15.96
Contracts with total expenses
   of 1.60%:
   Net Assets                       $ 20,503   $  3,096     $317,167      $ 18,032     $  1,198    $  2,135     $ 1,261     $  1,284
   Accumulation units outstanding        876        243       28,076         1,536          112         266         121           80
   Unit value of accumulation
      units                         $  23.41   $  12.74     $  11.30      $  11.74     $  10.70    $   8.03     $ 10.42     $  16.05
Contracts with total expenses
   of 1.75%:
   Net Assets                       $  1,351   $  5,136     $  4,107      $  1,202     $163,077    $  1,361     $ 1,358     $  1,380
   Accumulation units outstanding         62        407          366           107       15,508         171         132           88
   Unit value of accumulation
      units                         $  21.79   $  12.62     $  11.22      $  11.23     $  10.52    $   7.96     $ 10.29     $  15.68

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                          Allocation
                                     Focus    Allocation   Moderate   Allocation  Allocation    Strategic
                                    TechNet    Moderate     Growth      Growth     Balanced   Fixed Income
                                   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                   (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)    (Class 3)
                                   ---------  ----------  ----------  ----------  ----------  ------------
Assets:
   Investments in Seasons Series
      Trust (Class 3), at net
      asset value                   $279,371  $2,263,212  $1,725,548  $1,087,834   $923,761     $328,819
Liabilities:                               0           0           0           0          0            0
                                    --------  ----------  ----------  ----------   --------     --------
                                    $279,371  $2,263,212  $1,725,548  $1,087,834   $923,761     $328,819
                                    ========  ==========  ==========  ==========   ========     ========
Net assets:
   Accumulation units                279,371   2,263,212   1,725,548   1,087,834    923,761      328,819
   Contracts in payout
      (annuitization) period               0           0           0           0          0            0
                                    --------  ----------  ----------  ----------   --------     --------
      Total net assets              $279,371  $2,263,212  $1,725,548  $1,087,834   $923,761     $328,819
                                    ========  ==========  ==========  ==========   ========     ========
Accumulation units outstanding        52,117     206,977     154,062      94,709     86,583       32,221
                                    ========  ==========  ==========  ==========   ========     ========
Contracts with total expenses
   of 1.40%:
   Net Assets                       $  2,939  $  270,147  $  307,222  $  532,068   $209,186     $ 81,788
   Accumulation units outstanding        546      24,633      27,373      46,266     19,563        7,999
   Unit value of accumulation
      units                         $   5.38  $    10.97  $    11.22  $    11.50   $  10.69     $  10.22
Contracts with total expenses
   of 1.55%:
   Net Assets                       $272,405  $  547,863  $  117,544  $  175,872   $ 40,685     $226,963
   Accumulation units outstanding     50,814      50,047      10,492      15,319      3,813       22,246
   Unit value of accumulation
      units                         $   5.36  $    10.95  $    11.20  $    11.48   $  10.67     $  10.20
Contracts with total expenses
   of 1.60%:
   Net Assets                       $  2,644  $  947,353  $1,068,790  $  259,177   $577,473     $ 15,053
   Accumulation units outstanding        494      86,583      95,438      22,583     54,118        1,480
   Unit value of accumulation
      units                         $   5.35  $    10.94  $    11.20  $    11.48   $  10.67     $  10.17
Contracts with total expenses
   of 1.75%:
   Net Assets                       $  1,383  $  497,849  $  231,992  $  120,717   $ 96,417     $  5,015
   Accumulation units outstanding        263      45,714      20,759      10,541      9,089          496
   Unit value of accumulation
      units                         $   5.26  $    10.89  $    11.18  $    11.45   $  10.61     $  10.11

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2006

                                                                           Net Asset Value    Net Asset
Variable Accounts                                                 Shares      Per Share         Value        Cost
--------------------------------------------------------------   -------   ---------------   ----------   ----------
SEASONS SERIES TRUST:
   Growth Strategy (Class 3):
      Multi-Managed Growth Portfolio (Class 3)                     4,040        $13.06       $   52,744   $   50,879
      Asset Allocation: Diversified Growth Portfolio (Class 3)     2,085         13.03           27,157       24,833
      Stock Portfolio (Class 3)                                    1,510         17.52           26,446       24,768
                                                                                             ----------   ----------
                                                                                                106,347      100,480
                                                                                             ----------   ----------
   Moderate Growth Strategy (Class 3):
      Multi-Managed Moderate Growth Portfolio (Class 3)           33,631         12.99          436,863      427,674
      Asset Allocation: Diversified Growth Portfolio (Class 3)    15,741         13.03          205,045      187,917
      Stock Portfolio (Class 3)                                    9,112         17.52          159,599      151,137
                                                                                             ----------   ----------
                                                                                                801,507      766,728
                                                                                             ----------   ----------
   Balanced Growth Strategy (Class 3):
      Multi-Managed Income/Equity Portfolio (Class 3)             28,230         12.38          349,585      348,342
      Asset Allocation: Diversified Growth Portfolio (Class 3)    12,698         13.03          165,414      148,086
      Stock Portfolio (Class 3)                                    7,350         17.52          128,751      116,562
                                                                                             ----------   ----------
                                                                                                643,750      612,990
                                                                                             ----------   ----------
   Conservative Growth Strategy (Class 3):
      Multi-Managed Income Portfolio (Class 3)                     4,394         12.05           52,965       53,849
      Asset Allocation: Diversified Growth Portfolio (Class 3)     1,765         13.03           22,995       21,286
      Stock Portfolio (Class 3)                                      767         17.52           13,431       12,680
                                                                                             ----------   ----------
                                                                                                 89,391       87,815
                                                                                             ----------   ----------
   Large Cap Growth Portfolio (Class 3)                           26,142          9.36          244,604      240,552
   Large Cap Composite Portfolio (Class 3)                         4,121         10.56           43,538       40,184
   Large Cap Value Portfolio (Class 3)                            28,344         13.17          373,348      345,129
   Mid Cap Growth Portfolio (Class 3)                             17,258         14.78          255,105      235,285
   Mid Cap Value Portfolio (Class 3)                              33,986         19.27          654,914      622,141
   Small Cap Portfolio (Class 3)                                  56,161         10.62          596,709      544,319
   International Equity Portfolio (Class 3)                       81,489         10.97          894,223      784,939
   Diversified Fixed Income Portfolio (Class 3)                   11,308         10.34          116,944      118,393
   Cash Management Portfolio (Class 3)                            84,861         11.08          940,013      935,878
   Focus Growth Portfolio (Class 3)                               32,857          8.91          292,884      263,370
   Focus Growth and Income Portfolio (Class 3)                     6,529         10.79           70,458       64,245
   Focus Value Portfolio (Class 3)                                32,593         15.48          504,481      465,558
   Focus TechNet Portfolio (Class 3)                              43,499          6.42          279,371      245,874
   Allocation Moderate Portfolio (Class 3)                       205,628         11.01        2,263,212    2,190,140
   Allocation Moderate Growth Portfolio (Class 3)                152,467         11.32        1,725,548    1,616,797
   Allocation Growth Portfolio (Class 3)                          93,464         11.64        1,087,834    1,008,662
   Allocation Balanced Portfolio (Class 3)                        86,839         10.64          923,761      906,132
   Strategic Fixed Income Portfolio (Class 3)                     32,600         10.09          328,819      328,739

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                                   Moderate   Balanced  Conservative  Large Cap  Large Cap  Large Cap   Mid Cap
                                         Growth     Growth     Growth      Growth       Growth   Composite    Value     Growth
                                        Strategy   Strategy   Strategy    Strategy    Portfolio  Portfolio  Portfolio  Portfolio
                                       (Class 3)  (Class 3)  (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                       ---------  ---------  ---------  ------------  ---------  ---------  ---------  ---------
Investment income:
   Dividends                           $    369   $  3,990   $  9,290      $   750    $     55   $    205   $  1,548    $     0
                                       --------   --------   --------      -------    --------   --------   --------    -------
      Total investment income               369      3,990      9,290          750          55        205      1,548          0
                                       --------   --------   --------      -------    --------   --------   --------    -------
Expenses:
   Mortality and expense risk charge       (763)    (5,413)    (4,454)        (469)       (766)      (451)    (2,618)    (1,374)
   Distribution expense charge              (81)      (569)      (533)         (50)        (82)       (42)      (286)      (162)
                                       --------   --------   --------      -------    --------   --------   --------    -------
      Total expenses                       (844)    (5,982)    (4,987)        (519)       (848)      (493)    (2,904)    (1,536)
                                       --------   --------   --------      -------    --------   --------   --------    -------
Net investment income (loss)               (475)    (1,992)     4,303          231        (793)      (288)    (1,356)    (1,536)
                                       --------   --------   --------      -------    --------   --------   --------    -------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold             50,120     18,023     18,714        3,786      19,347     30,925     33,352      5,011
   Cost of shares sold                  (49,527)   (17,606)   (17,953)      (3,839)    (18,272)   (29,563)   (32,922)    (4,900)
                                       --------   --------   --------      -------    --------   --------   --------    -------
Net realized gains (losses) from
   securities transactions                  593        417        761          (53)      1,075      1,362        430        111
Realized gain distributions                   0          0          0            0           0          0      1,239      5,323
                                       --------   --------   --------      -------    --------   --------   --------    -------
Net realized gains (losses)                 593        417        761          (53)      1,075      1,362      1,669      5,434
                                       --------   --------   --------      -------    --------   --------   --------    -------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                       (8)        (4)        (3)          (2)         (7)        (8)        (5)       (15)
   End of period                          5,867     34,779     30,760        1,576       4,052      3,354     28,219     19,820
                                       --------   --------   --------      -------    --------   --------   --------    -------
Change in net unrealized appreciation
   (depreciation) of investments          5,875     34,783     30,763        1,578       4,059      3,362     28,224     19,835
                                       --------   --------   --------      -------    --------   --------   --------    -------
Increase (decrease) in net assets
   from operations                     $  5,993   $ 33,208   $ 35,827      $ 1,756    $  4,341   $  4,436   $ 28,537    $23,733
                                       ========   ========   ========      =======    ========   ========   ========    =======

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                    Mid Cap              International   Diversified     Cash       Focus    Focus Growth    Focus
                                     Value    Small Cap      Equity     Fixed Income  Management    Growth    and Income     Value
                                   Portfolio  Portfolio    Portfolio      Portfolio    Portfolio  Portfolio    Portfolio   Portfolio
                                   (Class 3)  (Class 3)    (Class 3)      (Class 3)    (Class 3)  (Class 3)    (Class 3)   (Class 3)
                                   ---------  ---------  -------------  ------------  ----------  ---------  ------------  ---------
Investment income:
   Dividends                       $  1,842   $       0    $    835       $    522     $     37   $      0     $     73    $      0
                                   --------   ---------    --------       --------     --------   --------     --------    --------
      Total investment income         1,842           0         835            522           37          0           73           0
                                   --------   ---------    --------       --------     --------   --------     --------    --------

Expenses:
   Mortality and expense risk
      charge                         (5,507)     (4,024)     (4,651)          (349)      (1,786)    (3,196)        (557)     (4,400)
   Distribution expense charge         (612)       (449)       (499)           (38)        (182)      (348)         (66)       (491)
                                   --------   ---------    --------       --------     --------   --------     --------    --------
      Total expenses                 (6,119)     (4,473)     (5,150)          (387)      (1,968)    (3,544)        (623)     (4,891)
                                   --------   ---------    --------       --------     --------   --------     --------    --------
Net investment income (loss)         (4,277)     (4,473)     (4,315)           135       (1,931)    (3,544)        (550)     (4,891)
                                   --------   ---------    --------       --------     --------   --------     --------    --------

Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold         62,122     154,521      91,683         20,356       81,438     42,111       18,165      18,707
   Cost of shares sold              (60,585)   (148,089)    (89,087)       (20,298)     (81,141)   (40,921)     (17,981)    (17,916)
                                   --------   ---------    --------       --------     --------   --------     --------    --------
Net realized gains (losses) from
   securities transactions            1,537       6,432       2,596             58          297      1,190          184         791
Realized gain distributions          29,483       3,077       4,074             82            0          0            0      17,115
                                   --------   ---------    --------       --------     --------   --------     --------    --------
Net realized gains (losses)          31,020       9,509       6,670            140          297      1,190          184      17,906
                                   --------   ---------    --------       --------     --------   --------     --------    --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                  246         (15)         (3)             1            1         (9)          (6)         (5)
   End of period                     32,773      52,390     109,284         (1,449)       4,135     29,514        6,213      38,923
                                   --------   ---------    --------       --------     --------   --------     --------    --------
Change in net unrealized
   appreciation (depreciation)
   of investments                    32,527      52,405     109,287         (1,450)       4,134     29,523        6,219      38,928
                                   --------   ---------    --------       --------     --------   --------     --------    --------
Increase (decrease) in net
   assets from operations          $ 59,270   $  57,441    $111,642       $ (1,175)    $  2,500   $ 27,169     $  5,853    $ 51,943
                                   ========   =========    ========       ========     ========   ========     ========    ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                                          Allocation
                                     Focus    Allocation   Moderate   Allocation  Allocation    Strategic
                                    TechNet    Moderate     Growth      Growth     Balanced   Fixed Income
                                   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                   (Class 3)   (Class 3)   (Class 3)   (Class 3)   (Class 3)    (Class 3)
                                   ---------  ----------  ----------  ----------  ----------  ------------
Investment income:
   Dividends                       $      0   $   6,116    $ 10,434   $   3,132    $  2,243     $  3,900
                                   --------   ---------    --------   ---------    --------     --------
      Total investment income             0       6,116      10,434       3,132       2,243        3,900
                                   --------   ---------    --------   ---------    --------     --------

Expenses:
   Mortality and expense risk
      charge                         (2,746)     (9,261)     (9,351)     (6,072)     (2,629)      (1,634)
   Distribution expense charge         (294)       (978)       (983)       (657)       (277)        (182)
                                   --------   ---------    --------   ---------    --------     --------
      Total expenses                 (3,040)    (10,239)    (10,334)     (6,729)     (2,906)      (1,816)
                                   --------   ---------    --------   ---------    --------     --------
Net investment income (loss)         (3,040)     (4,123)        100      (3,597)       (663)       2,084
                                   --------   ---------    --------   ---------    --------     --------

Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold          6,288     173,647      52,190     116,803      36,194       32,538
   Cost of shares sold               (5,996)   (170,898)    (51,613)   (115,228)    (35,871)     (32,512)
                                   --------   ---------    --------   ---------    --------     --------
Net realized gains (losses) from
   securities transactions              292       2,749         577       1,575         323           26
Realized gain distributions               0       1,522         743         483       1,455          178
                                   --------   ---------    --------   ---------    --------     --------
Net realized gains (losses)             292       4,271       1,320       2,058       1,778          204
                                   --------   ---------    --------   ---------    --------     --------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                  (24)        (11)        (13)        (16)         (8)         (11)
   End of period                     33,497      73,072     108,751      79,172      17,629           80
                                   --------   ---------    --------   ---------    --------     --------
Change in net unrealized
   appreciation
   (depreciation) of investments     33,521      73,083     108,764      79,188      17,637           91
                                   --------   ---------    --------   ---------    --------     --------
Increase (decrease) in net
   assets from operations          $ 30,773   $  73,231    $110,184   $  77,649    $ 18,752     $  2,379
                                   ========   =========    ========   =========    ========     ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                                       Moderate   Balanced  Conservative  Large Cap  Large Cap  Large Cap   Mid Cap
                                             Growth     Growth     Growth      Growth       Growth   Composite    Value      Growth
                                            Strategy   Strategy   Strategy    Strategy    Portfolio  Portfolio  Portfolio  Portfolio
                                           (Class 3)  (Class 3)  (Class 3)    (Class 3)   (Class 3)  (Class 3)  (Class 3)  (Class 3)
                                           ---------  ---------  ---------  ------------  ---------  ---------  ---------  ---------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $   (475)  $ (1,992)  $  4,303     $   231     $   (793)   $  (288)  $ (1,356)  $ (1,536)
   Net realized gains (losses)                  593        417        761         (53)       1,075      1,362      1,669      5,434
   Change in net unrealized appreciation
      (depreciation) of investments           5,875     34,783     30,763       1,578        4,059      3,362     28,224     19,835
                                           --------   --------   --------     -------     --------    -------   --------   --------
   Increase (decrease) in net assets from
      operations                              5,993     33,208     35,827       1,756        4,341      4,436     28,537     23,733
                                           --------   --------   --------     -------     --------    -------   --------   --------

From capital transactions:
      Net proceeds from units sold           89,413    466,809    609,619      65,224      234,185     38,993    316,424    211,833
      Cost of units redeemed                   (210)    (2,850)    (1,924)        (60)        (169)      (130)      (989)      (592)
      Net transfers                          10,911    304,098        (15)     22,227        6,008          0     29,134     19,900
      Contract maintenance charge                (2)        (1)        (1)         (1)          (2)        (1)        (1)        (2)
                                           --------   --------   --------     -------     --------    -------   --------   --------
   Increase (decrease) in net assets from
      capital transactions                  100,112    768,056    607,679      87,390      240,022     38,862    344,568    231,139
                                           --------   --------   --------     -------     --------    -------   --------   --------
Increase (decrease) in net assets           106,105    801,264    643,506      89,146      244,363     43,298    373,105    254,872
Net assets at beginning of period               242        243        244         245          241        240        243        233
                                           --------   --------   --------     -------     --------    -------   --------   --------
Net assets at end of period                $106,347   $801,507   $643,750     $89,391     $244,604    $43,538   $373,348   $255,105
                                           ========   ========   ========     =======     ========    =======   ========   ========

ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                     0        165     38,633         828        2,111         --      5,493     11,630
   Units redeemed                                 0          0       (119)          0            0         --        (12)       (28)
   Units transferred                            101          5          0       1,425          188         --          6        100
                                           --------   --------   --------     -------     --------    -------   --------   --------
Increase (decrease) in units outstanding        101        170     38,514       2,253        2,299         --      5,487     11,702
Beginning units                                   0          0          0           0            0         --          0          0
                                           --------   --------   --------     -------     --------    -------   --------   --------
Ending units                                    101        170     38,514       2,253        2,299         --      5,487     11,702
                                           ========   ========   ========     =======     ========    =======   ========   ========
Contracts with total expenses of 1.55%:
   Units sold                                 3,264          0         --         844       22,604         --     17,468      1,086
   Units redeemed                               (11)         0         --           0          (17)        --        (60)        (5)
   Units transferred                            282     18,615         --           0          438         --      1,141        715
                                           --------   --------   --------     -------     --------    -------   --------   --------
Increase (decrease) in units outstanding      3,535     18,615         --         844       23,025         --     18,549      1,796
Beginning units                                   0          0         --           0            0         --          0          0
                                           --------   --------   --------     -------     --------    -------   --------   --------
Ending units                                  3,535     18,615         --         844       23,025         --     18,549      1,796
                                           ========   ========   ========     =======     ========    =======   ========   ========
Contracts with total expenses of 1.60%:
   Units sold                                 2,002     27,519         74          76          220        119      1,294        124
   Units redeemed                                (1)      (168)         0           0            0          0         (2)         0
   Units transferred                            231          0          0           0            0          0        390          0
                                           --------   --------   --------     -------     --------    -------   --------   --------
Increase (decrease) in
   units outstanding                          2,232     27,351         74          76          220        119      1,682        124
Beginning units                                   0          0          0           0            0          0          0          0
                                           --------   --------   --------     -------     --------    -------   --------   --------
Ending units                                  2,232     27,351         74          76          220        119      1,682        124
                                           ========   ========   ========     =======     ========    =======   ========   ========
Contracts with total expenses of 1.75%:
   Units sold                                    61        365        538       2,482          112      4,160         79         65
   Units redeemed                                 0         (1)        (1)         (4)          (1)       (13)        (1)        (1)
   Units transferred                             (1)         0         (1)         (1)           0          0        640        350
                                           --------   --------   --------     -------     --------    -------   --------   --------
Increase (decrease) in units outstanding         60        364        536       2,477          111      4,147        718        414
Beginning units                                  16         16         17          17           29         26         20         17
                                           --------   --------   --------     -------     --------    -------   --------   --------
Ending units                                     76        380        553       2,494          140      4,173        738        431
                                           ========   ========   ========     =======     ========    =======   ========   ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)


                                    Mid Cap              International   Diversified     Cash       Focus    Focus Growth    Focus
                                     Value    Small Cap      Equity     Fixed Income  Management    Growth    and Income     Value
                                   Portfolio  Portfolio    Portfolio      Portfolio    Portfolio  Portfolio    Portfolio   Portfolio
                                   (Class 3)  (Class 3)    (Class 3)      (Class 3)    (Class 3)  (Class 3)    (Class 3)   (Class 3)
                                   ---------  ---------  -------------  ------------  ----------  ---------  ------------  ---------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income (loss)    $ (4,277)  $ (4,473)     $ (4,315)     $    135     $ (1,931)  $ (3,544)     $  (550)   $ (4,891)
   Net realized gains (losses)       31,020      9,509         6,670           140          297      1,190          184      17,906
   Change in net unrealized
      appreciation (depreciation)
      of investments                 32,527     52,405       109,287        (1,450)       4,134     29,523        6,219      38,928
                                   --------   --------     ---------      --------     --------   --------      -------    --------
   Increase (decrease) in net
      assets from operations         59,270     57,441       111,642        (1,175)       2,500     27,169        5,853      51,943
                                   --------   --------     ---------      --------     --------   --------      -------    --------
From capital transactions:
      Net proceeds from units
         sold                       489,227    582,648       809,321       106,398      977,207    225,343       64,484     419,363
      Cost of units redeemed         (2,261)    (1,405)       (3,056)          (67)        (125)    (1,200)        (165)     (1,692)
      Net transfers                  27,762    (42,206)      (23,927)       11,540      (39,817)    41,334           46      34,626
      Contract maintenance charge        (1)        (1)           (2)           (1)          (1)        (1)          (2)         (1)
                                   --------   --------     ---------      --------     --------   --------      -------    --------
   Increase (decrease) in net
      assets from capital
      transactions                  514,727    539,036       782,336       117,870      937,264    265,476       64,363     452,296
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Increase (decrease) in net assets   573,997    596,477       893,978       116,695      939,764    292,645       70,216     504,239
Net assets at beginning of period    80,917        232           245           249          249        239          242         242
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Net assets at end of period        $654,914   $596,709      $894,223      $116,944     $940,013   $292,884      $70,458    $504,481
                                   ========   ========     =========      ========     ========   ========      =======    ========
ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
Contracts with total expenses
   of 1.40%:
   Units sold                        13,078     17,528         8,055         1,619       42,120      7,351        6,194      14,002
   Units redeemed                       (30)       (48)          (10)           (1)           0        (18)         (15)        (40)
   Units transferred                     76        306           387           926          417        222           15          (1)
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Increase (decrease) in units
   outstanding                       13,124     17,786         8,432         2,544       42,537      7,555        6,194      13,961
Beginning units                           0          0             0             0            0          0            0           0
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Ending units                         13,124     17,786         8,432         2,544       42,537      7,555        6,194      13,961
                                   ========   ========     =========      ========     ========   ========      =======    ========
Contracts with total expenses
   of 1.55%:
   Units sold                         9,107     32,551        47,064         5,900       32,831     23,102          260      15,014
   Units redeemed                       (74)       (68)         (119)           (4)           0       (136)          (1)        (71)
   Units transferred                  1,186     (4,459)       (4,652)           38       (2,862)     5,261            3       2,376
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Increase (decrease) in units
   outstanding                       10,219     28,024        42,293         5,934       29,969     28,227          262      17,319
Beginning units                       4,344          0             0             0            0          0            0           0
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Ending units                         14,563     28,024        42,293         5,934       29,969     28,227          262      17,319
                                   ========   ========     =========      ========     ========   ========      =======    ========
Contracts with total expenses
   of 1.60%:
   Units sold                           788        243        27,542         1,536          112        266          121          80
   Units redeemed                         0          0          (165)            0            0          0            0           0
   Units transferred                     88          0           699             0            0          0            0           0
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Increase (decrease) in units
   outstanding                          876        243        28,076         1,536          112        266          121          80
Beginning units                           0          0             0             0            0          0            0           0
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Ending units                            876        243        28,076         1,536          112        266          121          80
                                   ========   ========     =========      ========     ========   ========      =======    ========
Contracts with total expenses
   of 1.75%:
   Units sold                            50         88           115            86       17,874        136          106          70
   Units redeemed                         0         (1)           (1)           (1)         (12)        (1)          (1)         (1)
   Units transferred                     (1)       297           223             1       (2,378)         0            0           1
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Increase (decrease) in units
   outstanding                           49        384           337            86       15,484        135          105          70
Beginning units                          13         23            29            21           24         36           27          18
                                   --------   --------     ---------      --------     --------   --------      -------    --------
Ending units                             62        407           366           107       15,508        171          132          88
                                   ========   ========     =========      ========     ========   ========      =======    ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                          Allocation
                                     Focus    Allocation   Moderate   Allocation  Allocation    Strategic
                                    TechNet    Moderate     Growth      Growth     Balanced   Fixed Income
                                   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                   (Class 3)   (Class 3)  (Class 3)    (Class 3)   (Class 3)    (Class 3)
                                   ---------  ----------  ----------  ----------  ----------  ------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income (loss)    $ (3,040)  $   (4,123) $      100  $   (3,597)  $   (663)    $  2,084
   Net realized gains (losses)          292        4,271       1,320       2,058      1,778          204
   Change in net unrealized
      appreciation (depreciation)
      of investments                 33,521       73,083     108,764      79,188     17,637           91
                                   --------   ----------  ----------  ----------   --------     --------
   Increase (decrease) in net
      assets from operations         30,773       73,231     110,184      77,649     18,752        2,379
                                   --------   ----------  ----------  ----------   --------     --------
From capital transactions:
      Net proceeds from units
         sold                       220,441    1,909,693   1,609,617     901,389    871,653      310,318
      Cost of units redeemed         (1,053)      (4,877)     (1,825)     (1,367)      (483)        (441)
      Net transfers                  28,989      284,785       7,196     109,789     33,457       16,184
      Contract maintenance charge        (2)          (7)         (8)         (8)        (7)          (7)
                                   --------   ----------  ----------  ----------   --------     --------
   Increase (decrease) in net
      assets from capital
      transactions                  248,375    2,189,594   1,614,980   1,009,803    904,620      326,054
                                   --------   ----------  ----------  ----------   --------     --------
Increase (decrease) in net assets   279,148    2,262,825   1,725,164   1,087,452    923,372      328,433
Net assets at beginning of period       223          387         384         382        389          386
                                   --------   ----------  ----------  ----------   --------     --------
Net assets at end of period        $279,371   $2,263,212  $1,725,548  $1,087,834   $923,761     $328,819
                                   ========   ==========  ==========  ==========   ========     ========
ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
Contracts with total expenses
   of 1.40%:
   Units sold                           524       24,649      27,416      46,164     19,563        7,480
   Units redeemed                        (1)         (15)        (43)        (59)         0          (22)
   Units transferred                     23           (1)          0         161          0          541
                                   --------   ----------  ----------  ----------   --------     --------
Increase (decrease) in units
   outstanding                          546       24,633      27,373      46,266     19,563        7,999
Beginning units                           0            0           0           0          0            0
                                   --------   ----------  ----------  ----------   --------     --------
Ending units                            546       24,633      27,373      46,266     19,563        7,999
                                   ========   ==========  ==========  ==========   ========     ========
Contracts with total expenses
   of 1.55%:
   Units sold                        45,402       37,586      10,493      15,352      3,819       22,115
   Units redeemed                      (204)        (265)         (1)        (32)        (6)         (19)
   Units transferred                  5,616       12,711         (15)        (16)       (15)         135
                                   --------   ----------  ----------  ----------   --------     --------
Increase (decrease) in units
   outstanding                       50,814       50,032      10,477      15,304      3,798       22,231
Beginning units                           0           15          15          15         15           15
                                   --------   ----------  ----------  ----------   --------     --------
Ending units                         50,814       50,047      10,492      15,319      3,813       22,246
                                   ========   ==========  ==========  ==========   ========     ========
Contracts with total expenses
   of 1.60%:
   Units sold                           242       73,389      95,087      22,073     51,230          951
   Units redeemed                        (2)        (178)       (101)        (35)       (40)          (3)
   Units transferred                    254       13,372         452         545      2,928          532
                                   --------   ----------  ----------  ----------   --------     --------
Increase (decrease) in units
   outstanding                          494       86,583      95,438      22,583     54,118        1,480
Beginning units                           0            0           0           0          0            0
                                   --------   ----------  ----------  ----------   --------     --------
Ending units                            494       86,583      95,438      22,583     54,118        1,480
                                   ========   ==========  ==========  ==========   ========     ========
Contracts with total expenses
   of 1.75%:
   Units sold                           209       45,032      20,534         477      8,820           85
   Units redeemed                        (2)          (4)        (24)         (1)        (1)          (1)
   Units transferred                      1          661         224      10,040        245          387
                                   --------   ----------  ----------  ----------   --------     --------
Increase (decrease) in units
   outstanding                          208       45,689      20,734      10,516      9,064          471
Beginning units                          55           25          25          25         25           25
                                   --------   ----------  ----------  ----------   --------     --------
Ending units                            263       45,714      20,759      10,541      9,089          496
                                   ========   ==========  ==========  ==========   ========     ========

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                FOR THE PERIOD FROM DECEMBER 20, 2004 (INCEPTION)
                                TO APRIL 30, 2005

                                            Moderate     Balanced   Conservative   Large Cap    Large Cap    Large Cap     Mid Cap
                                Growth       Growth       Growth       Growth        Growth     Composite      Value        Growth
                               Strategy     Strategy     Strategy     Strategy     Portfolio    Portfolio    Portfolio    Portfolio
                             (Class 3) *  (Class 3) *  (Class 3) *   (Class 3) *  (Class 3) *  (Class 3) *  (Class 3) *  (Class 3) *
                             -----------  -----------  -----------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                     $ (1)        $ (1)        $ (1)        $ (1)         $ (1)        $ (1)        $ (1)        $ (1)
   Net realized gains
      (losses)                      0            0            0           (1)            0            0           (1)          (1)
   Change in net unrealized
      appreciation
      (depreciation) of
      investments                  (8)          (4)          (3)          (2)           (7)          (8)          (5)         (15)
                                 ----         ----         ----         ----          ----         ----         ----         ----
   Increase (decrease) in
      net assets from
      operations                   (9)          (5)          (4)          (4)           (8)          (9)          (7)         (17)
                                 ----         ----         ----         ----          ----         ----         ----         ----
From capital transactions:
      Net proceeds from
         units sold               249          249          249          249           249          249          250          250
      Cost of units
         redeemed                   0            0            0            0             0            0            0            0
      Net transfers                 0            0            0            0             0            0            0            0
      Contract maintenance
         charge                     0            0            0            0             0            0            0            0
                                 ----         ----         ----         ----          ----         ----         ----         ----
   Increase (decrease) in
      net assets from
      capital transactions        249          249          249          249           249          249          250          250
                                 ----         ----         ----         ----          ----         ----         ----         ----
Increase (decrease) in net
   assets                         242          243          244          245           241          240          243          233
Net assets at beginning of
   period                           0            0            0            0             0            0            0            0
                                 ----         ----         ----         ----          ----         ----         ----         ----
Net assets at end of period      $242         $243         $244         $245          $241         $240         $243         $233
                                 ====         ====         ====         ====          ====         ====         ====         ====
ANALYSIS OF INCREASE IN
   UNITS OUTSTANDING:
Contracts with total
   expenses of 1.55%:
      Units sold                   --           --           --           --            --           --           --           --
      Units redeemed               --           --           --           --            --           --           --           --
      Units transferred            --           --           --           --            --           --           --           --
                                 ----         ----         ----         ----          ----         ----         ----         ----
Increase (decrease) in
   units outstanding               --           --           --           --            --           --           --           --
Beginning units                    --           --           --           --            --           --           --           --
                                 ----         ----         ----         ----          ----         ----         ----         ----
Ending units                       --           --           --           --            --           --           --           --
                                 ====         ====         ====         ====          ====         ====         ====         ====
Contracts with total
   expenses of 1.75%:
   Units sold                      16           16           17           17            29           26           20           17
   Units redeemed                   0            0            0            0             0            0            0            0
   Units transferred                0            0            0            0             0            0            0            0
                                 ----         ----         ----         ----          ----         ----         ----         ----
Increase (decrease) in
   units outstanding               16           16           17           17            29           26           20           17
Beginning units                     0            0            0            0             0            0            0            0
                                 ----         ----         ----         ----          ----         ----         ----         ----
Ending units                       16           16           17           17            29           26           20           17
                                 ====         ====         ====         ====          ====         ====         ====         ====

* Increase relates to net assets invested by First SunAmerica Life Insurance Company. No contract holder assets are invested in this Variable Account.

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE PERIOD FROM DECEMBER 20, 2004 (INCEPTION)
                               TO APRIL 30, 2005
                                  (Continued)


                             Mid Cap                International   Diversified      Cash        Focus     Focus Growth     Focus
                              Value     Small Cap       Equity     Fixed Income   Management     Growth     and Income      Value
                            Portfolio   Portfolio     Portfolio      Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                            (Class 3)  (Class 3) *   (Class 3) *    (Class 3) *  (Class 3) *  (Class 3) *   (Class 3) *  (Class 3) *
                            ---------  -----------  -------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                 $   (44)     $ (2)         $ (2)          $ (2)        $ (1)        $ (2)        $ (2)         $ (1)
   Net realized gains
      (losses)                     0         0             0             (1)          (1)           0            0            (1)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments                246       (15)           (3)             1            1           (9)          (6)           (5)
                             -------      ----          ----           ----         ----         ----         ----          ----
   Increase (decrease) in
      net assets from
      operations                 202       (17)           (5)            (2)          (1)         (11)          (8)           (7)
                             -------      ----          ----           ----         ----         ----         ----          ----
From capital transactions:
      Net proceeds from
         units sold           80,715       249           249            251          250          250          250           249
      Cost of units
         redeemed                  0         0             0              0            0            0            0             0
      Net transfers                0         0             0              0            0            0            0             0
      Contract maintenance
         charge                    0         0             0              0            0            0            0             0
                             -------      ----          ----           ----         ----         ----         ----          ----
   Increase (decrease) in
      net assets from
      capital transactions    80,715       249           249            251          250          250          250           249
                             -------      ----          ----           ----         ----         ----         ----          ----
Increase (decrease) in net
   assets                     80,917       232           245            249          249          239          242           242
Net assets at beginning of
   period                          0         0             0              0            0            0            0             0
                             -------      ----          ----           ----         ----         ----         ----          ----
Net assets at end of
   period                    $80,917      $232          $245           $249         $249         $239         $242          $242
                             =======      ====          ====           ====         ====         ====         ====          ====
ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
Contracts with total
   expenses of 1.55%:
   Units sold                  4,344        --            --             --           --           --           --            --
   Units redeemed                  0        --            --             --           --           --           --            --
   Units transferred               0        --            --             --           --           --           --            --
                             -------      ----          ----           ----         ----         ----         ----          ----
Increase (decrease) in
   units outstanding           4,344        --            --             --           --           --           --            --
Beginning units                    0        --            --             --           --           --           --            --
                             -------      ----          ----           ----         ----         ----         ----          ----
Ending units                   4,344        --            --             --           --           --           --            --
                             =======      ====          ====           ====         ====         ====         ====          ====
Contracts with total
   expenses of 1.75%:
   Units sold                     13        23            29             21           24           36           27            18
   Units redeemed                  0         0             0              0            0            0            0             0
   Units transferred               0         0             0              0            0            0            0             0
                             -------      ----          ----           ----         ----         ----         ----          ----
Increase (decrease) in
   units
   outstanding                    13        23            29             21           24           36           27            18
Beginning units                    0         0             0              0            0            0            0             0
                             -------      ----          ----           ----         ----         ----         ----          ----
Ending units                      13        23            29             21           24           36           27            18
                             =======      ====          ====           ====         ====         ====         ====          ====

* Increase relates to net assets invested by First SunAmerica Life Insurance Company. No contract holder assets are invested in this Variable Account.

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE PERIOD FROM DECEMBER 20, 2004 (INCEPTION)
                               TO APRIL 30, 2005
                                  (Continued)

                                                             Allocation
                               Focus       Allocation         Moderate        Allocation       Allocation       Strategic
                              TechNet       Moderate           Growth           Growth          Balanced       Fixed Income
                             Portfolio      Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                            (Class 3) *  (Class 3) (2) *  (Class 3) (2) *  (Class 3) (2) *  (Class 3) (2) *  (Class 3) (2) *
                            -----------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS:
From operations:
   Net investment income
      (loss)                   $ (1)          $ (1)            $ (1)            $ (1)            $ (1)            $ (1)
   Net realized gains
      (losses)                   (1)            (1)              (1)              (1)              (1)              (1)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments               (24)           (11)             (13)             (16)              (8)             (11)
                               ----           ----             ----             ----             ----             ----
   Increase (decrease) in
      net assets from
      operations                (26)           (13)             (15)             (18)             (10)             (13)
                               ----           ----             ----             ----             ----             ----
From capital transactions:
      Net proceeds from
         units sold             250            400              399              400              399              399
      Cost of units
         redeemed                 0              0                0                0                0                0
      Net transfers               0              0                0                0                0                0
      Contract maintenance
         charge                   0              0                0                0                0                0
                               ----           ----             ----             ----             ----             ----
   Increase (decrease) in
      net assets from
      capital transactions      250            400              399              400              399              399
                               ----           ----             ----             ----             ----             ----
Increase (decrease) in net
   assets                       223            387              384              382              389              386
Net assets at beginning of
   period                         0              0                0                0                0                0
                               ----           ----             ----             ----             ----             ----
Net assets at end of
   period                      $223           $387             $384             $382             $389             $386
                               ====           ====             ====             ====             ====             ====
ANALYSIS OF INCREASE
   IN UNITS OUTSTANDING:
Contracts with total
   expenses of 1.55%:
   Units sold                    --              0                0                0                0                0
   Units redeemed                --              0                0                0                0                0
   Units transferred             --             15               15               15               15               15
                               ----           ----             ----             ----             ----             ----
Increase (decrease) in
   units outstanding             --             15               15               15               15               15
Beginning units                  --              0                0                0                0                0
                               ----           ----             ----             ----             ----             ----
Ending units                     --             15               15               15               15               15
                               ====           ====             ====             ====             ====             ====
Contracts with total
   expenses of 1.75%:
   Units sold                    55             40               40               40               40               40
   Units redeemed                 0              0                0                0                0                0
   Units transferred              0            (15)             (15)             (15)             (15)             (15)
                               ----           ----             ----             ----             ----             ----
Increase (decrease) in
   units
   outstanding                   55             25               25               25               25               25
Beginning units                   0              0                0                0                0                0
                               ----           ----             ----             ----             ----             ----
Ending units                     55             25               25               25               25               25
                               ====           ====             ====             ====             ====             ====

(2)  For the period from February 14, 2005 (inception) to April 30, 2005.

* Increase relates to net assets invested by First SunAmerica Life Insurance Company. No contract holder assets are invested in this Variable Account.

                 See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     FS Variable Annuity Account Five of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company, (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Seasons Triple Elite and Seasons Select II. Seasons Triple Elite was launched on December 20, 2004 and Seasons Select II was launched on May 5, 2005.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 18 variable portfolios and 4 variable strategies of Class 3 (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: four Class 3 multi-managed variable investment strategies (the "Strategies"), fourteen Class 3 variable portfolios (the "Select Portfolios"), and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios and the Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The contract holder may elect to have payments allocated to any of the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The product offers investments in Class 3 shares of the portfolios of the Trust. The financial statements include balances allocated by the participant to the Strategies, Select Portfolios and Focused Portfolios and do not include balances allocated to the General Account.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

     WITHDRAWAL CHARGE: In the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of either 7% or 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as redemptions in the accompanying Statement of Charges in Net Assets.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal.

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis. The total annual rates of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, depending on any optional death benefits elected for each product, are as follows: Seasons Triple Elite 1.40% or 1.60% and Seasons Select II 1.25% or 1.45%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

     DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25, depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     SEASONS PROMISE FEE: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee is from 0% to 0.65% of the contract value and minus the purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     MARKET LOCK AND INCOME REWARDS FEE: The optional Market Lock and Income Rewards features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee for Market Lock is 0.65% and for Income Rewards is 0.65% in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2006 consist of the following:

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Multi-Managed Growth Portfolio (Class 3)                      $ 74,918         $24,752
Multi-Managed Moderate Growth Portfolio (Class 3)              434,013           6,565
Multi-Managed Income/Equity Portfolio (Class 3)                353,233           5,071
Multi-Managed Income Portfolio (Class 3)                        55,402           1,698
Asset Allocation: Diversified Growth Portfolio (Class 3)       409,526          28,461
Stock Portfolio (Class 3)                                      328,853          24,096
Large Cap Growth Portfolio (Class 3)                           258,576          19,347
Large Cap Composite Portfolio (Class 3)                         69,499          30,925
Large Cap Value Portfolio (Class 3)                            377,803          33,352
Mid Cap Growth Portfolio (Class 3)                             239,937           5,011

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                 Cost of Shares   Proceeds from
Variable Accounts                                   Acquired       Shares Sold
-----------------                                --------------   -------------
Mid Cap Value Portfolio (Class 3)                  $  602,055        $ 62,122
Small Cap Portfolio (Class 3)                         692,161         154,521
International Equity Portfolio (Class 3)              873,778          91,683
Diversified Fixed Income Portfolio (Class 3)          138,443          20,356
Cash Management Portfolio (Class 3)                 1,016,771          81,438
Focus Growth Portfolio (Class 3)                      304,043          42,111
Focus Growth and Income Portfolio (Class 3)            81,978          18,165
Focus Value Portfolio (Class 3)                       483,227          18,707
Focus TechNet Portfolio (Class 3)                     251,623           6,288
Allocation Moderate Portfolio (Class 3)             2,360,641         173,647
Allocation Moderate Growth Portfolio (Class 3)      1,668,012          52,190
Allocation Growth Portfolio (Class 3)               1,123,493         116,803
Allocation Balanced Portfolio (Class 3)               941,605          36,194
Strategic Fixed Income Portfolio (Class 3)            360,854          32,538

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2006 and 2005, follows:

                    At April 30                             For the Year Ended April 30
      --------------------------------------  ---------------------------------------------------
                Unit Fair Value               Expense Ratio   Investment        Total Return
                  Lowest to       Net Assets     Lowest         Income            Lowest to
Year   Units      Highest ($)        ($)      to Highest (1)   Ratio (2)        Highest (3)
----  ------  ------------------  ----------  --------------  ----------  -----------------------
Growth Strategy (Class 3)
2006   5,944  17.70 to 17.93 (6)    106,347   1.40% to 1.75%     0.61%     0.47%    to  14.18%(7)
2005      16  15.50                     242            1.75%     0.00%    -2.90%(4)

Moderate Growth Strategy (Class 3)
2006  46,516  16.91 to 17.34        801,507   1.40% to 1.75%     0.92%     2.35%    to  11.94%(7)
2005      16  15.11                     243            1.75%     0.00%    -2.66%(4)

Balanced Growth Strategy (Class 3)
2006  39,141  16.08 to 16.45        643,750   1.40% to 1.75%     2.52%     5.93%    to   8.66%(7)
2005      17  14.80                     244            1.75%     0.00%    -2.24%(4)

Conservative Growth Strategy (Class 3)
2006   5,667  15.67 to 15.84 (6)     89,391   1.40% to 1.75%     1.90%     3.14%    to   6.44%(7)
2005      17  14.72                     245            1.75%     0.00%    -1.84%(4)

Large Cap Growth Portfolio (Class 3)
2006  25,684   9.42 to  9.56        244,604   1.40% to 1.75%     0.08%     6.33%    to  13.39%(7)
2005      29   8.31                     241            1.75%     0.00%    -3.91%(4)

Large Cap Composite Portfolio (Class 3)
2006   4,292  10.14 to 10.30         43,538   1.60% to 1.75%     0.66%    11.82%    to  12.40%(7)
2005      26   9.07                     240            1.75%     0.00%    -4.27%(4)

Large Cap Value Portfolio (Class 3)
2006  26,456  13.79 to 14.41        373,348   1.40% to 1.75%     0.74%     9.70%    to  14.63%(7)
2005      20  12.03                     243            1.75%     0.00%    -2.53%(4)

Mid Cap Growth Portfolio (Class 3)
2006  14,053  17.88 to 18.17        255,105   1.40% to 1.75%     0.00%    16.70%    to  29.40%(7)
2005      17  13.81                     233            1.75%     0.00%    -7.54%(4)

Mid Cap Value Portfolio (Class 3)
2006  28,625  21.79 to 23.62        654,914   1.40% to 1.75%     0.43%     8.80%    to  18.87%(7)
2005   4,357  18.33 to 18.57         80,917   1.55% to 1.75%     0.00%    -2.67%(4) to  -2.11%(4)

Small Cap Portfolio (Class 3)
2006  46,460  12.62 to 12.85        596,709   1.40% to 1.75%     0.00%    19.45%    to  23.28%(7)
2005      23  10.24                     232            1.75%     0.00%    -7.76%(4)

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                At April 30                            For the Year Ended April 30
      -----------------------------------  ---------------------------------------------------
               Unit Fair Value              Expense Ratio  Investment       Total Return
                  Lowest to    Net Assets      Lowest        Income            Lowest to
Year   Units     Highest ($)       ($)     to Highest (1)   Ratio (2)         Highest (3)
----  -------  --------------  ----------  --------------  ----------  -----------------------
International Equity Portfolio (Class 3)
2006   79,167  11.22 to 11.38    894,223   1.40% to 1.75%     0.23%     24.78%    to 31.74%(7)
2005       29   8.52                 245            1.75%     0.00%     -0.78%(4)

Diversified Fixed Income Portfolio (Class 3)
2006   10,121  11.23 to 11.79    116,944   1.40% to 1.75%     1.69%     -2.95%    to -2.32%(7)
2005       21  11.57                 249            1.75%     0.00%     -0.40%(4)

Cash Management Portfolio (Class 3)
2006   88,126  10.52 to 10.74    940,013   1.40% to 1.75%     0.02%      0.73%    to  1.25%(7)
2005       24  10.44                 249            1.75%     0.00%     -0.49%(4)

Focus Growth Portfolio (Class 3)
2006   36,219   7.96 to  8.10    292,884   1.40% to 1.75%     0.00%      9.82%    to 18.45%(7)
2005       36   6.72                 239            1.75%     0.00%     -6.14%(4)

Focus Growth and Income Portfolio (Class 3)
2006    6,709  10.29 to 10.51     70,458   1.40% to 1.75%     0.16%     11.82%    to 14.50%(7)
2005       27   8.98                 242            1.75%     0.00%     -4.22%(4)

Focus Value Portfolio (Class 3)
2006   31,448  15.68 to 16.14    504,481   1.40% to 1.75%     0.00%      9.80%    to 18.25%(7)
2005       18  13.26                 242            1.75%     0.00%     -2.34%(4)

Focus TechNet Portfolio (Class 3)
2006   52,117   5.26 to  5.38    279,371   1.40% to 1.75%     0.00%      0.78%    to 29.41%(7)
2005       55   4.06                 223            1.75%     0.00%    -13.97%(4)

Allocation Moderate Portfolio (Class 3)
2006  206,977  10.89 to 10.97  2,263,212   1.40% to 1.75%     0.80%      4.53%    to 12.46%(7)
2005       40   9.68 to  9.69        387   1.55% to 1.75%     0.00%     -3.16%(5) to -3.12%(5)

Allocation Moderate Growth Portfolio (Class 3)
2006  154,062  11.18 to 11.22  1,725,548   1.40% to 1.75%     1.36%      8.07%    to 16.04%(7)
2005       40   9.63                 384   1.55% to 1.75%     0.00%     -3.69%(5) to -3.65%(5)

Allocation Growth Portfolio (Class 3)
2006   94,709  11.45 to 11.50  1,087,834   1.40% to 1.75%     0.65%     10.85%    to 19.68%(7)
2005       40   9.57                 382   1.55% to 1.75%     0.00%     -4.31%(5) to -4.27%(5)

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                At April 30                             For the Year Ended April 30
      ------------------------------------  --------------------------------------------------
               Unit Fair Value               Expense Ratio  Investment        Total Return
                  Lowest to     Net Assets      Lowest        Income           Lowest to
Year   Units     Highest ($)        ($)     to Highest (1)   Ratio (2)        Highest (3)
----  -------  ---------------  ----------  --------------  ----------  ----------------------
Allocation Balanced Portfolio (Class 3)
2006   86,583   10.61 to 10.69    923,761   1.40% to 1.75%      0.99%    2.21%    to  8.91%(7)
2005       40    9.74 to  9.75        389   1.55% to 1.75%      0.00%   -2.58%(5) to -2.54%(5)

Strategic Fixed Income Portfolio (Class 3)
2006   32,221   10.11 to 10.22    328,819   1.40% to 1.75%      2.84%    1.87%    to  4.72%(7)
2005       40    9.66 to  9.67        386   1.55% to 1.75%      0.00%   -3.44%(5) to -3.33%(5)

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolio have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year.

(4)  For Period from December 20, 2004 (inception) to April 30, 2005.

(5)  For Period from February 14, 2005 (inception) to April 30, 2005.

(6) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(7) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.

                            AMERICAN HOME ASSURANCE COMPANY

                     NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                               DECEMBER 31, 2005 AND 2004

                                     (000'S OMITTED)



NOTE 15 - EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the "Act"). The complaint seeks damages and penalties related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. Plaintiffs' complaint seeks to certify statewide plaintiff and defendant classes, and seeks various monetary damages and penalties, including injunctive relief. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment.
On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants. The court has scheduled a class certification hearing that is currently set for October 12, 2006. While AIGDC believes that it has meritorious defenses to plaintiffs' claims, it cannot now estimate either the likelihood of its prevailing in these actions or the potential damages that it would face in the event that liability is ultimately determined. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

In the opinion of management, the Company's ultimate liability for the matter referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.